UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1:  Report to Shareholders.

Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

December 31, 2016

FPA Crescent Fund

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

Performance

The markets continued to move higher in the fourth quarter after overcoming the initial misgivings surrounding the results of the U.S. election. The FPA Crescent Fund ("the Fund") returned 4.51% in the period and 10.25% for the full year. This compares to the 3.82% and 11.96%, respectively, for the S&P 500 and 1.19% and 7.86%, respectively, for the MSCI ACWI index.

As has been the case since the Fund's inception, Crescent outperformed its exposure in the quarter and full year.1 The alpha generated by our equity security selection, as shown in the table below, has helped the Fund meet its two-pronged goal of lower risk and equity-like returns despite maintaining large cash balances for extended periods.

FPA Crescent Long Equity Performance2

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
FPACX long equity	15.19%	-1.04%	13.67%	39.62%	17.69%	6.25%	22.30%	38.39%	-38.27%	11.47%
MSCI ACWI	7.86%	-2.36%	4.16%	22.80%	16.13%	-7.35%	12.67%	34.63%	-42.19%	11.66%
S&P 500	11.96%	1.38%	13.69%	32.39%	16.00%	2.11%	15.06%	26.46%	-37.00%	5.49%

One of Crescent's secondary benchmarks, a balanced stock/bond blend (60% S&P 500/40% Barclays Aggregate Bond), has had a huge tailwind thanks to interest rates that steadily declined starting in 1982, through the Fund's inception in 1993 and up until 2016.

1  References to exposure in this context mean the Fund's non-cash/cash-equivalent assets.

2  Source: FPA and Morningstar Direct. Performance of the long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

The Barclays Aggregate Bond Index has compounded at 5.42%, far better than the return on our greater than 30% average cash balance since Crescent's inception thanks to this generational bond bull market. Despite what is a comparative headwind for the Fund, we have beaten the balanced benchmark from inception by 2.45%, although the Fund has lagged in the last five years by 0.54%.

We saw a reversal of this trend in Q4 with interest rates turning up, thereby causing bond prices to fall. The yield on the 10-year U.S. Treasury note increased from 1.60% at the end of Q3 to 2.45% at the end of Q4. A 0.85% increase in rates may not seem like much in basis points but a 53% increase in just three months wreaks havoc on a 10-year bond, causing a 7.3% decline in the value of its principal. As a result, the Barclays Aggregate Bond Index declined 2.98% in Q4 after having increased 5.80% for the first nine months of 2016.

FPA Crescent vs Balanced Benchmark

2016	FPACX	60% S&P/40% Barclays Aggregate Bond	S&P 500	Barclays Aggregate Bond
Q4	4.51%	1.10%	3.82%	-2.98%
9 months	5.50%	7.13%	7.84%	5.80%
Full year	10.25%	8.31%	11.96%	2.65%

We don't know if the bull market in bonds has ended but given how low rates continue to be, it's hard to imagine the next decade will feature the same drop in interest rates (and rise in bond prices) that the last decade had. If, in fact, rates continue to rise from here — causing further losses in the bond market — Crescent's perpetual eschewing of interest rate risk should accrue to the benefit of our shareholders.

Morningstar nominated our team for 2016's U.S. Allocation/Alternatives Manager of the Year. Both longtime shareholders and Morningstar understand, though, that we judge our performance over full market cycles of which 2016 was just one calendar year. We appreciate their interim recognition nonetheless.

Portfolio

Our exposure to financial firms along with our investment in high-yield bonds both benefited 2016's performance as exhibited in the tables below.3 All but one of the winners were financials in the Q4 and full-year periods, the opposite of what we saw in Q1. The losers lacked a theme but it should be noted that our Naspers/Tencent arbitrage continued to suffer (see Q3 2014 commentary).

Performance Contribution Q4 2016

Winners	Contribution	Losers	Contribution
Bank of America Corp.	1.00%	Arconic Inc.	-0.27%
Citigroup Inc.	0.77%	Alcoa Inc.	-0.16%
CIT Group Inc.	0.49%	Thermo Fisher Scientific Inc.	-0.14%
Leucadia National Corp.	0.47%	Cisco Systems Inc.	-0.10%
American International Group Inc.	0.34%	Naspers/Tencent Pair Trade	-0.09%
	3.07%		-0.76%

3  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter and year. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Performance Contribution Full-Year 2016

Winners	Contribution	Losers	Contribution
Bank of America	1.06%	Naspers/Tencent Pair Trade	-0.51%
Aon PLC	0.77%	Arconic Inc.	-0.28%
Consol Energy Bonds (various issues)	0.75%	Sound Holding FP Luxembourg	-0.27%
Leucadia National Corp.	0.71%	LPL Financial Holdings Inc.	-0.14%
CIT Group Inc.	0.70%	Legg Mason Inc.	-0.14%
	4.00%		-1.34%

As lower-grade corporate bonds declined in price in late 2015 and early 2016, we quintupled our exposure. That sounds like a lot but, in truth, we took it from just ~1% to ~5%. The broader high-yield opportunity we hoped for didn't come to pass. Index yields traded above 10% for just one day in February 2016, and have subsequently declined to just 6.19% today.4 Our corporate bond investments outperformed the index, returning 41.87% in 2016 vs 17.49% for the BofA Merrill Lynch U.S. High Yield Index, and contributing 2.22% to Crescent's full year return.5

Our equity book was led by our overweight position in financials. The tale of our fluctuating financial exposure is emblematic of our approach to investing: Buy good businesses when others don't want to own them and avoid them when they're popular. Owning the unloved can be trying at times as these companies may be suffering from general economic weakness, industry malaise or internal missteps. Since we lack any ability to discern the bottom in a company's earnings or stock price, our initial purchases are generally early. That can be uncomfortable for the holder — or worse, the holder of the holder, like shareholders of a mutual fund, for example. The more removed one is from primary research, the less comfort understandably exists in observing a manager maintain a position while it's declining in price. Worse, if in that instance the manager were to increase its stake, a fund investor's discomfort may compound. We don't let our judgment become unduly influenced by stock price, preferring to focus instead on fundamentals.

Going back to the Fund's inception, we have had an on/off affair with lenders (e.g., banks and thrifts). Using the S&P 500 Bank Industry Price/Book as a proxy for valuation, you can see that Crescent's exposure to financials has vacillated inversely. As lenders get cheaper (lower Price/Book), we buy. When they become more expensive (higher Price/Book), we sell. Therefore, when the bank index was at a high valuation in the late 1990s and early 2000s, Crescent's exposure was negligible but we reengaged when valuations were bottoming earlier this decade and our exposure has now increased to an all-time high.

4  Effective Yield for the BofA Merrill Lynch U.S. High Yield Index as of December 31, 2016.

5  Performance of the corporate bond segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

We lacked the foresight to build an entire position once the bottom had been reached in the financials or any other sector or asset class for that matter. As a result, we regularly endure periods of underperformance while waiting for our thesis to play out but our buying program generally continues as long as our opinion remains constant.

Lenders declined in price in 2015. We bought. They declined further. We bought some more. Early 2016 brought more of the same. Our investment in financials contributed to Crescent's performance lagging its exposure for a period of time. We had plenty of phone calls from shareholders questioning the wisdom of these investments. Those calls reached a crescendo in Q1 2016 when four of the five losers in the period were the same financials that round out the winners list in Q4. No surprise that Q1 was a bottom for the sector (and the market). Since we are closer to the investments than our shareholders, we can appreciate their discomfort. And yet discomfort is a kind of petri dish that cultures opportunity. Anxiety creates selling pressure and lower prices, which allows us to invest with a margin of safety.6 The comfort of going it alone is, for us, preferable to that of running with the crowd. In periods of such solitude, we hope we succeed in providing you a modicum of reassurance as we tried to do when we articulated our rationale for financials in our commentaries (particularly, Q1 and Q2 2016) and our conference calls.

Buying at a discount to a business's intrinsic value (as we did with the banks) offers downside protection but that doesn't mean we'll always make money. We can justify an investment if the upside case is much higher than the downside. Sometimes, though, the downside case materializes and we take a loss. We wouldn't characterize that as a mistake (though we can point to our share of blunders). Our long-formed habit of leaning into the wind will continue and Crescent's performance will disconnect from its benchmarks at times as a result.

6  Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffett, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

What happens over short time frames should be entirely irrelevant. We instead maintain our focus on the longer term goal of achieving equity rates of return with less risk than the market and avoiding permanent impairment of capital. We appreciate that investment risk, like beauty, is in the eye of the beholder. We define it as losing money. For others, volatility, the institutionally accepted definition of risk, may be more appropriate. If we have $1,000 today and it drops to $750 next year, but then is worth $2,000 five years from now, we've compounded our capital at almost 15%. If, on the other hand, the 25% drop to $750 causes someone to sell, then they've unfortunately let price rather than value be their guide.

If volatility is your definition of risk, then we'd recommend not investing in stocks as there will invariably be a point in time that the markets will conspire against you and, in a meaningful correction, take prices down 20% or 30%...or more. We endeavor to create a portfolio that shouldn't bear the worst of such a downdraft. Market moves of smaller magnitudes, say 5%-10% up or down, are nothing more than noise. Crescent will do better or worse in these smaller moves over shorter time frames, consistent with its non-index hugging history.

Although there really isn't much wind to lean into at the moment, healthcare has underperformed, one of the few sectors to decline last year.

As you should have come to expect, we've spent a fair amount of time recently looking at various companies across the different subsectors (e.g., pharma, distributors, hospitals, medical equipment, insurance, etc.). Though the portfolio had negligible exposure to the healthcare industry at large over the past year, we are familiar with many of the participants and actually had in excess of 14% of the Fund invested in the sector as recently as 2014. Thus far, we have made a few purchases but they've been small and we'd prefer not to discuss them further at this time. However, the activity is yet another illustration of how the Fund opportunistically allocates capital across industries.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

We're always on the hunt for those businesses that other investors have placed in the penalty box. We are finding that today, however, there are numerous companies that we'd expect to be unloved or underappreciated but aren't. We'd love to be more invested. The reason that we aren't is that stocks aren't generally cheap — as we've regularly discussed these past few years. The reason half the book wasn't in financials is that Crescent doesn't seek to take such risks that are disproportionate to being able to achieve our risk-adjusted return objective. The reason that we haven't found more to do is a function of price, not diligence.

Take Deere, for example. A superior company long known for its wide range of high-quality agricultural equipment and leading U.S. market share, Deere has, nevertheless, not been immune to weaker farm economics. The U.S. has been challenged. Brazil has been horrible. What Deere hoped to accomplish in Eastern Europe changed when Putin's troops marched into Crimea. Success in the low horsepower Indian market has been slow coming. Deere's sales worldwide have declined almost 30% from their 2013 peak while earnings per share have plunged almost 50%. A chart of its stock price and earnings per share suggests something entirely different however. Its stock has hit a new, all-time high while earnings are back at 2010 levels. Where's the margin of safety in the purchase of shares now trading at 21.8x trailing twelve month earnings?7 Deere's mid-cycle earnings should be higher, which would make the normalized valuation not quite as dear but we miss when such companies would trade as if the bad times would last forever. We aren't picking on Deere. There's lots of stuff that crosses our desks that hasn't made much sense.

7  Bloomberg. Price as of January 5, 2017.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

For a spell, the stock prices of some companies will defy logic but that won't last forever. Eventually, fundamentals should prevail. In the interim, stock prices can trade anywhere. We hope to populate the Fund with quality companies whose current earnings fail to appropriately reflect longer-term prospects. Sadly, we're finding a lot of Deeres out there, which explains that for as long as we can remember, we went an entire quarter (Q3 2016) without initiating a new position.

Just because the market isn't rife with opportunity doesn't mean that stocks can't go higher. Some investors feel the need to "keep up", which can lead to certain sacrifices like rationalizing a lower business quality, accepting a weaker balance sheet, tolerating weak management with poor corporate governance or justifying a more expensive valuation. We won't, at least not intentionally. Despite the natural tension between doing something versus doing nothing at all, we will remain the same principled investors who have guided this Fund since its inception more than 23 years ago. We won't likely capture all of the upside in rising markets but we do hope to avoid all of the downside in declining ones.

Economy/Markets

The general consensus appears to be that President-elect Trump will revive the animal spirits that will lift our economy and our stock market. His proposed lower corporate tax rates would make a pricey market less so. U.S. companies might also be able to repatriate foreign-domiciled cash at a low tax rate. There is an expectation that the additional cash from tax savings will be recycled back through the U.S. economy through higher or special dividends, share repurchases, capital investment and/or acquisitions.8

Moreover, there's talk of as much as a $1 trillion infrastructure spending program for the necessary rebuilding of U.S. roads, bridges, ports and other projects. All of these measures should be a stimulus but we don't know what the long-term effect will be on the already near $20 trillion in national debt.

On the other side of the ledger as a risk to the U.S. economy, Trump has spoken aggressively about protecting U.S. jobs. Subsequent action could start a trade war. We don't want to see the decades-long path to globalization reversed. Higher trade tariffs and barriers will lessen global trade and increase import prices and potentially increase domestic production costs due to diminishing economies of scale.

As former U.S. Treasury Secretary Lawrence Summers points out, "This is probably the largest transition ideologically and in terms of substantive policy that we've seen in the U.S. in the last three quarters of a century."9

We have no idea what comes next but we do know that the largest engine of our economy — the consumer — isn't firing on all cylinders and some broader trends are concerning: The mortgage refinance boom has ended thanks to rising interest rates, housing affordability has declined to an eight-year low, the growth rate of per-capita discretionary income has been slashed by more than half in two years, and gasoline prices have risen 27% since their February lows and appear headed higher.10 Although the case today, this could always be temporary.

We build a potentially treacherous environment into our models in the downside scenarios for our individual investments. Most things have a price at which we'd be buyers. Today, however, asset prices have had tremendous

8  World Bank and Goldman Sachs. Market capitalization of U.S. listed companies ~$25 trillion (World Bank). $1 trillion of cash held overseas. If $300 billion repatriated at 10% tax rate, then $270 billion would be available for share buybacks, dividends, acquisitions, and capital investment. $270 billion / $25 trillion = 1.1%.

9  Bloomberg television: "Bloomberg Surveillance," Tom Keene. January 3, 2017.

10  Housing affordability data from ATTOM Data Solutions. The affordability index is based on the percentage of average wages needed to make monthly house payments on a median-priced home with a 30-year fixed rate and a 3 percent down payment.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

support globally from the indiscriminate buyer, the likes of which we have never seen, thanks to both quasi-government action and the trend towards passive investing. We lump central banks into the government category because we find it hard to find the distinction that divides the world's central bankers from the elected officials who appoint them.

The general attitude seems to be to flood economies with so much money that they have to get moving again. So far, the only thing really moving are asset prices and generally in one direction: up. Price distortions can't help but develop as a result.

The Bank of Japan (BOJ) was the biggest buyer of Japanese ETFs in 2016 for the second consecutive year, more than offsetting shares sold by foreign investors.11

The European Central Bank (ECB) has been aggressively buying corporate bonds since mid-year 2016. As of December 31, 2016, the ECB held about €51 billion of corporates, which equates to 7%-8% of an estimated €600-€700 billion eligible market. JP Morgan estimates that this could rise to more than 20% by year-end 2017.12

Our own U.S. Federal Reserve's balance sheet has almost quintupled since 2009, using its expanded capacity to now own $2.5 trillion worth of U.S. Treasury securities and $1.7 trillion of mortgage-backed securities.13

Low interest rates, the printing of money and artificial buying support have created pricing distortions. Deere might be one example but not anywhere near the most egregious. Consider that Henkel and Sanofi became the first public companies to sell new Euro bonds to investors for more than buyers will receive in return. Henkel found lenders willing to pay them 0.05% for a bond with a 2-year maturity. Sanofi did Henkel one better, also borrowing at -0.05% but for 3.5 years. When compared to the 2-year German Bund that had bond holders paying the German government 0.67%, both of these corporate issues seemed favorable at the time.14

As the U.S. stock market continues to perform well, more dollars continue to flow into passive funds such as ETFs and index funds. Buy programs are initiated to put these incremental dollars to work, ultimately influencing thousands of stock prices without regard to relative value of the underlying businesses.

A good example of this was the reaction of bank stocks immediately following the presidential election. Bank stocks deserved to rise, all else equal, given the likelihood of less restrictive governmental regulation and the benefits of rising interest rates for those institutions with asset-sensitive balance sheets. However, little distinction seemed to be made between those banks that would be helped by rising rates and those that would be hurt. The latter includes banks whose liabilities reprice faster than their assets and those with larger mortgage origination businesses that saw their stock prices rise in line with their more advantaged brethren.

We don't suggest that passive management is bad and that active management is good. They can both be effective tools, if used wisely. It's hard to argue with passive investing's lower fees, tax efficiency and market-matching performance. Passive investing, however, is only as good as an investor's ability to buy and hold those funds in periods of volatility. Excessive shareholder turnover could cause a typical investor to underperform the benchmark even in a passive fund. To the detriment of long-term returns, most investors have shown a greater propensity to sell into a bear market and then not return until the market has rebounded to levels above where they initially sold. In our view, these investors exchange the higher fees of actively-managed funds for an illusory peace of mind associated with passive investing.

11  Nikkei Asian Review. December 25, 2016.

12  JP Morgan. European Credit Outlook & Strategy 2017: Frankfurt Syndrome. November 17, 2016. Doctor, et al.

13  St. Louis Fed (https://fred.stlouisfed.org/series/WALCL).

14  The first euro corporate bond was state-owned German rail company Deutsche Bahn, priced to yield -0.006%.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Many active managers offer little by way of differentiation, structuring portfolios that all too often mimic an index but at a higher fee. Such "closet" index funds are silly. Others, however, offer real differentiation both in terms of portfolio composition and downside protection. Crescent, for example, benefits from its unusual breadth, investing in different regions and asset classes and exhibiting a willingness to sit on the sidelines while waiting for better opportunities (hopefully to the benefit of our investors even if it might prove to the detriment of our business). We can act quickly when we find something attractive, which is particularly important when there's only a narrow window of time in which to take advantage of the opportunity. Our team's flexibility to invest in stocks and/or bonds, whether they be domestic or international, and/or in the periodic special situation opportunities we come across has translated into something differentiated — attractive risk-adjusted returns over full market cycles. As managers, we are definitely out of the proverbial closet. That makes it challenging to use just one index as a benchmark which is why we offer a number: a domestic and international stock index, a balanced benchmark and the rate of inflation.

Passive U.S. equity assets now total $5 trillion (up from $4 trillion at the end of 2015) and represent approximately 20% of U.S. market capitalization. Passive investing's market share will likely continue to increase as long as the stock market rise continues unabated. There is some natural limit to passive investing's penetration as without any research and indiscriminate buying there is no price discovery, fewer dollars available for IPOs and secondary offerings, and less of an ability to hold managements accountable. That, therefore, puts some theoretical upper threshold on passive share yet it could still be far larger than it is today.

Similarly, the influence of central banks is not infinite. Their balance sheets are already larger than they've ever been and there are only so many assets that can be purchased. For that, all they've been able to exhibit thus far is some control over the pricing of risk assets (and derivatively the financial system).

Closing

We like to ski when there's soft snow covering the slopes. When ski conditions are poor, you're more likely to get hurt. Investing is no different. Money can be made when the market is rising just like one can conceivably get down a mountain of icy slopes without breaking a bone but taking that risk is open to question. Give us some powder in the form of good valuations and you'll see us put some capital to work.

Low and negative interest rates, amongst the aforementioned artificial forces, have pulled forward spending, benefiting today's economy at the expense of tomorrow's. We suspect that will cause some market disruption...one day. That fallout could be toxic but should create the kinds of opportunities we seek but we need to be careful what we wish for too.

Investing other people's money is a great responsibility and is based on trust. We're not going to deliver market rates of return with less risk over time by investing the same as the market, which means that our returns when compared to the market will differ wildly at times — for better or worse. Here's to being different.

Respectfully submitted,

Steven Romick
Co-Portfolio Manager

January 15, 2017

FPA CRESCENT FUND

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. S&P 500, Consumer Price Index and 60% S&P 500/40% BC Agg for the Ten Years Ended December 31, 2016

The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The Barclays Capital U.S. Aggregate Bond Index (BC Agg) is a broadbased unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index (the index holds investment quality bonds); the blended benchmark is a hypothetical combination of unmanaged indices, reflecting a neutral mix of approximately 60% stocks and 40% bonds. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions. There can be no guarantee that the Consumer Price Index or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 31 and 35. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CRESCENT FUND

PORTFOLIO SUMMARY

December 31, 2016

Common Stocks		62.4%
Aircraft & Parts	7.9%
Infrastructure Software	6.1%
Diversified Banks	5.7%
Internet Media	4.5%
Investment Companies	3.8%
P&C Insurance	3.2%
Consumer Finance	3.1%
Entertainment Content	2.9%
Commercial Finance	2.9%
Insurance Brokers	2.8%
Semiconductor Devices	2.4%
Communications Equipment	2.1%
Electrical Components	2.0%
Advertising & Marketing	1.4%
Base Metals	1.3%
Electrical Power Equipment	1.2%
Integrated Oils	1.1%
Specialty Chemicals	1.1%
Other Common Stocks	1.1%
Life Science Equipment	1.0%
Food & Drug Stores	0.9%
Containers & Packaging	0.9%
Institutional Brokerage	0.9%
Investment Management	0.7%
Reinsurance	0.6%
Household Products	0.4%
Exploration & Production	0.3%
Marine Shipping	0.1%
Limited Partnerships		0.4%
Preferred Stocks		0.1%
Bonds & Debentures		36.1%
U.S. Treasuries	29.8%
Corporate Bonds & Notes	4.6%
Asset-Backed Securities	0.7%
Convertible Bonds	0.4%
Residential Mortgage-Backed Securities	0.4%
Corporate Bank Debt	0.2%
Put Options Purchased		0.1%
Short-term Investments		1.8%
Securities Sold Short		(5.1)%
Other Assets And Liabilities, Net		4.2%
Net Assets		100.0%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

December 31, 2016

COMMON STOCKS	Shares	Fair Value
AIRCRAFT & PARTS — 7.9%
Arconic, Inc.	15,228,573	$282,337,743
Esterline Technologies Corporation*,§	2,863,871	255,457,293
Meggitt plc (Britain)§	41,729,847	235,848,142
United Technologies Corporation	4,868,590	533,694,836
		$1,307,338,014
INFRASTRUCTURE SOFTWARE — 6.1%
Microsoft Corporation	6,327,480	$393,189,607
Oracle Corporation	15,945,530	613,105,629
		$1,006,295,236
DIVERSIFIED BANKS — 5.7%
Bank of America Corporation	20,202,520	$446,475,692
Citigroup, Inc.	8,308,010	493,745,034
		$940,220,726
INTERNET MEDIA — 4.5%
Alphabet, Inc. (Class A)*	220,277	$174,558,509
Alphabet, Inc. (Class C)*	220,881	170,480,373
Baidu, Inc. (ADR) (China)*	1,282,010	210,775,264
Yahoo!, Inc.*	4,847,270	187,443,931
		$743,258,077
INVESTMENT COMPANIES — 3.8%
Groupe Bruxelles Lambert SA (Belgium)	2,851,023	$239,250,127
Leucadia National Corporation	17,107,960	397,760,070
		$637,010,197
P&C INSURANCE — 3.2%
American International Group, Inc.	8,092,730	$528,536,196
CONSUMER FINANCE — 3.1%
Ally Financial, Inc.	9,942,850	$189,113,007
American Express Co.	4,479,810	331,864,325
		$520,977,332
ENTERTAINMENT CONTENT — 2.9%
Naspers, Ltd. (N Shares) (South Africa)	3,281,487	$481,238,566
COMMERCIAL FINANCE — 2.9%
CIT Group, Inc.§	11,225,440	$479,101,779
INSURANCE BROKERS — 2.8%
Aon plc (Britain)	4,164,700	$464,488,991

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

COMMON STOCKS — Continued	Shares	Fair Value
SEMICONDUCTOR DEVICES — 2.4%
Analog Devices, Inc.	3,731,890	$271,009,852
QUALCOMM, Inc.	1,815,560	118,374,512
		$389,384,364
COMMUNICATIONS EQUIPMENT — 2.1%
Cisco Systems, Inc.	11,780,410	$356,003,990
ELECTRICAL COMPONENTS — 2.0%
TE Connectivity, Ltd. (Switzerland)	4,875,610	$337,782,261
ADVERTISING & MARKETING — 1.4%
WPP plc (Britain)	10,389,420	$232,519,169
BASE METALS — 1.3%
Alcoa Corporation	4,810,740	$135,085,579
MMC Norilsk Nickel PJSC (ADR) (Russia)	4,377,920	73,505,277
		$208,590,856
ELECTRICAL POWER EQUIPMENT — 1.2%
General Electric Co.	6,349,230	$200,635,668
INTEGRATED OILS — 1.1%
Gazprom PJSC (ADR) (Russia)	12,690,400	$64,086,520
Lukoil PJSC (ADR) (Russia)	1,455,100	81,631,110
Rosneft Oil Co. PJSC (GDR) (Russia)	5,711,200	37,122,800
		$182,840,430
SPECIALTY CHEMICALS — 1.1%
Nexeo Solutions, Inc.*,§,**	17,691,717	$164,709,885
Nexeo Solutions, Inc. (Founders Shares)*,§,††,**	2,431,709	10,639,909
		$175,349,794
LIFE SCIENCE EQUIPMENT — 1.0%
Thermo Fisher Scientific, Inc.	1,134,900	$160,134,390
FOOD & DRUG STORES — 0.9%
Jardine Strategic Holdings, Ltd. (Hong Kong)	2,674,240	$88,784,768
Lenta, Ltd. (GDR) (Russia)*,**,††	8,153,870	66,861,734
		$155,646,502
CONTAINERS & PACKAGING — 0.9%
Owens-Illinois, Inc.*,§	8,912,900	$155,173,589

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
INSTITUTIONAL BROKERAGE — 0.9%
LPL Financial Holdings, Inc.	4,165,970	$146,683,804
INVESTMENT MANAGEMENT — 0.7%
Legg Mason, Inc.	3,669,319	$109,749,331
REINSURANCE — 0.6%
Alleghany Corporation*	153,351	$93,255,810
HOUSEHOLD PRODUCTS — 0.4%
Unilever NV (CVA) (Britain)	1,756,570	$72,325,753
EXPLORATION & PRODUCTION — 0.3%
Occidental Petroleum Corporation	620,540	$44,201,064
MARINE SHIPPING — 0.1%
Sound Holding FP (Luxembourg)§,††,**	1,146,250	$24,564,336
OTHER COMMON STOCKS — 1.1%		$174,905,179
TOTAL COMMON STOCKS — 62.4% (Cost $8,018,476,709)		$10,328,211,404
LIMITED PARTNERSHIPS — 0.4%
U.S. Farming Realty Trust, L.P.**	350,000	$40,557,405
U.S. Farming Realty Trust II, L.P.**	120,000	12,911,148
WLRS Fund I LLC§,††,**	968	7,352,285
TOTAL LIMITED PARTNERSHIPS — 0.4% (Cost $48,444,512)		$60,820,838
PREFERRED STOCK — 0.1%
INTEGRATED OILS — 0.1%
Surgutneftegas OJSC (Preference Shares) (Russia) (Cost $27,221,319)	39,322,900	$20,557,265
BONDS & DEBENTURES
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.4%
Stanwich Mortgage Loan Trust Series (2012-2 A) 0.00% 3/15/2047**,@,††	$3,996,772	$1,698,628
Stanwich Mortgage Loan Trust Series (2011-2 A) 0.00% 9/15/2050**,@,††	5,778,920	3,092,901

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Stanwich Mortgage Loan Trust Series (2012-4 A) 0.00% 6/15/2051**,@,††	$8,123,327	$3,736,730
Stanwich Mortgage Loan Trust Series (2010-3 A) 0.301% 7/31/2038**,@,††	3,244,854	1,623,401
Stanwich Mortgage Loan Trust Series (2011-1 A) 0.645% 8/15/2050**,@,††	8,934,816	4,712,481
Stanwich Mortgage Loan Trust Series (2009-2 A) 0.958% 2/15/2049**,@,††	1,062,568	475,181
Stanwich Mortgage Loan Trust Series (2010-1 A) 1.183% 9/30/2047**,@,††	1,102,548	557,669
Stanwich Mortgage Loan Trust Series (2010-4 A) 1.498% 8/31/2049**,@,††	4,665,096	2,355,873
Stanwich Mortgage Loan Trust Series (2010-2 A) 1.621% 2/28/2057**,@,††	7,779,905	3,922,628
Sunset Mortgage Loan Co. LLC (2014-NPL1 A) 3.228% 8/16/2044**,@@	18,512,036	18,520,472
Sunset Mortgage Loan Co. LLC (2015-NPL1 A) 4.459% 9/18/2045**,@@	29,485,494	29,632,783
		$70,328,747
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $69,869,318)		$70,328,747
ASSET-BACKED SECURITIES — 0.3%
RELP 10 — 9.50% 11/20/2017**,††	$5,822,019	$5,822,019
RELP 11 — 10.00% 8/4/2018**,††	17,934,254	17,934,254
RELP 8 — 10.00% 10/19/2017**,††	10,620,434	10,620,434
RELP 9 — 9.00% 4/29/17**,††	10,320,000	10,320,000
		$44,696,707
OTHER — 0.4%
Ship Loan Participation — 7.80% 12/23/2019**,@,††	$48,923,846	$48,923,846
Ship Loan Participation II — 11.00% 9/10/2018**,@,††	16,374,200	16,374,200
		$65,298,046
TOTAL ASSET-BACKED SECURITIES (Cost $109,994,753)		$109,994,753
CORPORATE BONDS & NOTES — 4.6%
BASIC MATERIALS — 0.1%
Glencore Funding LLC — 4.625% 4/29/2024**	$4,700,000	$4,794,000
Glencore Funding LLC — 2.875% 4/16/2020**	9,100,000	9,031,750
Glencore Finance Canada, Ltd. — 4.25% 10/25/2022**	8,150,000	8,313,000
		$22,138,750
CONSUMER, CYCLICAL — 0.9%
Navistar International Corporation — 8.25% 11/1/2021	$143,177,000	$144,340,313
ENERGY — 2.1%
California Resources Corporation — 5.00% 1/15/2020	$2,171,000	$1,780,220
California Resources Corporation — 5.50% 9/15/2021	8,984,000	6,917,680

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
California Resources Corporation — 6.00% 11/15/2024	$2,171,000	$1,563,120
California Resources Corporation 2nd Lien — 8.00% 12/15/2022**	35,750,000	31,817,500
CONSOL Energy, Inc. — 5.875% 4/15/2022	196,666,000	193,838,926
CONSOL Energy, Inc. — 8.00% 4/1/2023	77,110,000	79,134,137
CONSOL Energy, Inc. — 8.25% 4/1/2020	5,650,000	5,635,875
Rice Energy, Inc. — 6.25% 5/1/2022	16,731,000	17,191,103
Southwestern Energy Co. — 4.10% 3/15/2022	3,800,000	3,588,625
		$341,467,186
FINANCIAL — 0.4%
iStar, Inc. — 5.85% 3/15/2017	$4,964,000	$4,976,410
Springleaf Finance Corporation — 6.90% 12/15/2017	15,366,000	15,942,225
Springleaf Finance Corporation — 6.50% 9/15/2017	8,980,000	9,249,400
Walter Investment Management Corporation — 7.875% 12/15/2021	53,600,000	43,351,680
		$73,519,715
INDUSTRIAL — 1.1%
Bombardier, Inc. — 7.75% 3/15/2020**	$28,058,000	$29,531,045
Bombardier, Inc. — 4.75% 4/15/2019**	4,893,000	4,917,465
Bombardier, Inc. — 5.75% 3/15/2022**	13,800,000	12,972,000
Bombardier, Inc. — 6.125% 1/15/2023**	29,534,000	28,027,766
Bombardier, Inc. — 6.00% 10/15/2022**	12,670,000	11,909,800
Bombardier, Inc. — 7.50% 3/15/2025**	82,750,000	81,757,000
Bombardier, Inc. — 7.45% 5/1/2034**	5,800,000	5,089,500
		$174,204,576
TOTAL CORPORATE BONDS & NOTES (Cost $592,654,351)		$755,670,540
CORPORATE BANK DEBT — 0.2%
Walter Investment Management Corporation — 4.75% 12/18/2020** (Cost $31,528,158)	$38,214,067	$36,191,396
CONVERTIBLE BONDS — 0.4%
Navistar International Corporation — 4.50% 10/15/2018	$22,938,000	$22,307,205
Navistar International Corporation — 4.75% 4/15/2019	34,244,000	33,516,315
Walter Investment Management Corporation — 4.50% 11/1/2019	28,841,000	19,900,290
TOTAL CONVERTIBLE BONDS (Cost $72,346,020)		$75,723,810
U.S. TREASURIES — 29.8%
U.S. Treasury Notes — 0.50% 1/31/2017	$100,000,000	$99,988,280
U.S. Treasury Notes — 0.50% 3/31/2017	100,000,000	99,975,500

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. Treasury Notes — 0.625% 2/15/2017	$310,000,000	$310,002,821
U.S. Treasury Notes — 0.625% 8/31/2017	200,000,000	199,824,820
U.S. Treasury Notes — 0.625% 9/30/2017	274,000,000	273,575,958
U.S. Treasury Notes — 0.625% 11/30/2017	200,000,000	199,488,060
U.S. Treasury Notes — 0.75% 1/15/2017	230,000,000	229,993,123
U.S. Treasury Notes — 0.75% 3/15/2017	320,000,000	320,089,600
U.S. Treasury Notes — 0.75% 1/31/2018	275,000,000	274,387,685
U.S. Treasury Notes — 0.875% 1/31/2017	175,000,000	175,032,603
U.S. Treasury Notes — 0.875% 2/28/2017	100,000,000	100,041,200
U.S. Treasury Notes — 0.875% 4/15/2017	275,000,000	275,179,822
U.S. Treasury Notes — 0.875% 8/15/2017	210,000,000	210,168,231
U.S. Treasury Notes — 0.875% 10/15/2017	280,000,000	280,041,748
U.S. Treasury Notes — 0.875% 11/15/2017	290,000,000	289,969,927
U.S. Treasury Notes — 0.875% 1/15/2018	259,000,000	258,803,056
U.S. Treasury Notes — 1.00% 3/31/2017	175,000,000	175,180,215
U.S. Treasury Notes — 1.00% 9/15/2017	270,000,000	270,374,625
U.S. Treasury Notes — 1.00% 12/15/2017	250,000,000	250,219,725
U.S. Treasury Notes — 1.875% 10/31/2017	291,000,000	293,383,930
U.S. Treasury Notes — 2.25% 11/30/2017	75,000,000	75,894,803
U.S. Treasury Notes — 3.50% 2/15/2018	260,000,000	267,115,654
TOTAL U.S. TREASURIES (Cost $4,932,247,789)		$4,928,731,386
TOTAL BONDS & DEBENTURES — 36.1% (Cost $5,808,640,389)		$5,976,640,632
PUT OPTIONS PURCHASED — 0.1%
JPY Put-Strike $95; expires 03/24/22; $194,350,000*(Barclays Capital Counterparty)†† (Cost $14,624,838)	$194,350,000	$24,962,703
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $13,917,407,767)		$16,411,192,842
SHORT-TERM INVESTMENTS — 1.8%
Johnson & Johnson — 0.60% 1/12/2017 (Cost $199,963,333)	$200,000,000	$199,963,333
State Street Bank Repurchase Agreement — 0.03% 1/3/2017 (Dated 12/30/2016, repurchase price of $ 97,175,324, collateralized by $99,415,000 principal amount U.S. Treasury Note — 1.50% 2020, fair value $99,118,743)	97,175,000	97,175,000
TOTAL SHORT-TERM INVESTMENTS (Cost $297,138,333)		$297,138,333
TOTAL INVESTMENTS — 100.9% (Cost $14,214,546,100)		$16,708,331,175

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

SECURITIES SOLD SHORT	Shares	Fair Value
COMMON STOCKS SOLD SHORT — (4.1)%
Care Capital Properties, Inc.	(15,450)	$(386,250)
Pennsylvania Real Estate Investment Trust	(600,700)	(11,389,272)
Pitney Bowes, Inc.	(401,000)	(6,091,190)
Tencent Holdings, Ltd. (China)	(23,897,100)	(584,599,893)
Ventas, Inc.	(61,800)	(3,863,736)
WW Grainger, Inc.	(96,049)	(22,307,380)
Yahoo Japan Corporation (Japan)	(10,340,200)	(39,724,063)
OTHER COMMON STOCKS SOLD SHORT — (1.0%)		$(171,830,120)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $681,145,396)		$(840,191,904)
Other Assets and Liabilities, net — 4.2%		686,895,868
NET ASSETS — 100.0%		$16,555,035,139

*  Non-income producing security.

§  Affiliated Security.

**  Restricted securities. These restricted securities constituted 4.66% of total net assets at December 31, 2016, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures. These securities constituted 1.62% of total net assets at December 31, 2016.

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2016.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

December 31, 2016

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Bombardier, Inc. 7.50% 3/15/2025	09/25/2015, 09/28/2015, 09/29/2015, 12/10/2015, 12/11/2015, 12/21/2015, 01/07/2016, 01/21/2016, 01/29/2016, 02/01/2016, 02/02/2016, 02/08/2016, 02/16/2016	$59,312,146	$81,757,000	0.49%
Bombardier, Inc. 7.75% 3/15/2020	08/19/2015, 08/20/2015, 08/24/2015	23,362,585	29,531,045	0.18%
Bombardier, Inc. 6.125% 1/15/2023	09/28/2015,09/29/2015, 01/05/2016, 02/01/2016	21,337,682	28,027,766	0.17%
Bombardier, Inc. 5.75% 3/15/2022	09/28/2015, 12/28/2015, 01/29/2016	10,285,810	12,972,000	0.08%
Bombardier, Inc. 6.00% 10/15/2022	09/28/2015, 09/29/2015, 01/20/2016, 02/03/2016, 02/16/2016	8,646,366	11,909,800	0.07%
Bombardier, Inc. 7.45% 5/1/2034	11/10/2015, 12/01/2015	4,111,170	5,089,500	0.03%
Bombardier, Inc. 4.75% 4/15/2019	08/19/2015	4,162,603	4,917,465	0.03%
California Resources Corporation 2nd Lien 8.00% 12/15/2022	01/07/2015, 01/12/2015, 01/15/2015, 08/28/2015	36,080,214	31,817,500	0.19%
Glencore Finance Canada, Ltd. 4.25% 10/25/2022	09/28/2015, 01/21/2016, 02/03/2016	5,555,033	8,313,000	0.05%
Glencore Funding LLC 2.875% 4/16/2020	09/28/2015, 01/20/2016	6,900,778	9,031,750	0.06%
Glencore Funding LLC 4.625% 4/29/2024	09/28/2015, 01/13/2016	3,078,500	4,794,000	0.03%
Lenta, Ltd. (GDR) (Russia)	10/21/2015	57,892,477	66,861,734	0.40%
Nexeo Solutions, Inc.	06/09/2016	155,231,992	164,709,885	1.00%
Nexo Solutions, Inc. (Founders Shares)	06/09/2016	13,179,863	10,639,909	0.06%
RELP 10 9.50% 11/20/2017	1/15/2016, 02/15/2016, 2/23/2016, 03/15/2016, 03/22/2016, 04/12/16, 04/15/2016, 05/09/2016, 5/15/2016, 05/31/2016, 06/15/2016, 07/01/2016, 07/15/2016, 07/25/2016, 08/22/2016, 09/15/2016, 09/30/2016, 10/15/2016, 11/11/2016	5,822,019	5,822,019	0.04%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2016

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
RELP 11 10.00% 8/4/2018	04/01/2016, 05/01/2016, 06/01/2016, 07/01/2016, 08/01/2016, 09/01/2016, 10/01/2016, 11/01/2016, 12/01/2016	$17,934,254	$17,934,254	0.11%
RELP 8 10.00% 10/19/2017	02/03/2016, 03/01/2016, 03/23/2016, 04/01/2016, 05/01/2016, 06/01/2016, 07/01/2016, 08/01/2016, 09/01/2016, 09/23/2016, 10/03/2016, 10/19/2016	10,620,434	10,620,434	0.06%
RELP 9 9.00% 4/29/2017	4/27/2016, 5/31/2016, 6/28/2016	10,320,000	10,320,000	0.06%
Ship Loan Participation 7.80% 12/23/2019	12/22/2014	48,923,846	48,923,846	0.30%
Ship Loan Participation II 11.00% 9/10/2018	11/29/2016	16,374,200	16,374,200	0.10%
Sound Holding FP (Luxembourg)		68,431,400	24,564,336	0.15%
Stanwich Mortgage Loan Trust Series 2011-1 A 0.645% 8/15/2050	05/11/2011, 10/03/2013	4,711,006	4,712,481	0.03%
Stanwich Mortgage Loan Trust Series 2010-2 A 1.621% 2/28/2057	05/21/2010	4,183,529	3,922,628	0.02%
Stanwich Mortgage Loan Trust Series 2012-4 A 0.00% 6/15/2051	05/10/2012	3,607,262	3,736,730	0.02%
Stanwich Mortgage Loan Trust Series 2011-2 A 0.00% 9/15/2050	06/10/2011	3,091,219	3,092,901	0.02%
Stanwich Mortgage Loan Trust Series 2010-4 A 1.498% 8/31/2049	08/04/2010	2,171,837	2,355,873	0.01%
Stanwich Mortgage Loan Trust Series 2012-2 A 0.00% 3/15/2047	02/10/2012	1,538,914	1,698,628	0.01%
Stanwich Mortgage Loan Trust Series 2010-3 A 0.301% 7/31/2038	06/02/2010	1,551,412	1,623,401	0.01%
Stanwich Mortgage Loan Trust Series 2010-1 A 1.183% 9/30/2047	04/22/2010	578,249	557,669	0.00%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2016

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Stanwich Mortgage Loan Trust Series 2009-2 A 0.958% 2/15/2049	11/30/2009, 01/21/2010	$438,813	$475,181	0.00%
Sunset Mortgage Loan Co. LLC 2015-NPL1 A 4.459% 9/18/2045	10/02/2015	29,485,114	29,632,783	0.18%
Sunset Mortgage Loan Co. LLC 2014-NPL1 A 3.228% 8/16/2044	08/21/2014, 08/28/2015	18,511,963	18,520,472	0.11%
U.S. Farming Realty Trust II, L.P.		11,534,007	12,911,148	0.08%
U.S. Farming Realty Trust, L.P.		28,405,190	40,557,405	0.25%
WLRS Fund I LLC	6/9/2016	8,505,315	7,352,285	0.04%
Walter Investment Management Corporation 7.875% 12/15/2021	5/12/2016, 6/9/2016, 6/15/2016, 6/20/2016, 6/21/2016	31,528,158	36,191,396	0.22%
TOTAL RESTRICTED SECURITIES		$737,405,360	$772,272,424	4.66%

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investment securities — at fair value (identified cost $12,546,565,005)	$15,078,345,624
Investments in affiliates at fair value (cost $1,370,842,762)	1,332,847,218
Short-term investments — at amortized cost (maturities 60 days or less)	297,138,333
Cash	711
Deposits for securities sold short	689,695,542
Receivable for:
Dividends and interest	40,235,998
Capital Stock sold	17,422,533
Investment securities sold	1,377,503
Total assets	17,457,063,462
LIABILITIES
Payable for:
Securities sold short, at fair value (proceeds $681,145,396)	840,191,904
Investment securities purchased	31,724,073
Advisory fees	14,108,653
Capital Stock repurchased	11,935,760
Accrued expenses and other liabilities	3,010,335
Unrealized loss on forward foreign currency contracts	1,057,598
Total liabilities	902,028,323
NET ASSETS	$16,555,035,139
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 507,665,676 outstanding shares	$14,070,206,368
Undistributed net realized gain	155,619,700
Accumulated net investment loss	(3,708,493)
Unrealized appreciation of investments	2,332,917,564
NET ASSETS	$16,555,035,139
NET ASSET VALUE
Offering and redemption price per share	$32.61

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $5,660,032)	$170,019,952
Dividends from affiliates	15,416,888
Interest	124,160,795
Total investment income	309,597,635
EXPENSES
Advisory fees	166,345,010
Short sale dividend expense	3,493,274
Transfer agent fees and expenses	7,122,335
Administrative services fees	854,055
Reports to shareholders	813,405
Professional fees	780,069
Custodian fees	377,983
Trustee fees and expenses	262,912
Legal fees	185,617
Filing fees	134,095
Audit and tax services fees	100,494
Other	266,425
Total expenses	180,735,674
Net expenses	180,735,674
Net investment income	128,861,961
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	680,886,634
Investment securities sold short	35,939,456
Foreign currency transactions	6,621,244
Net change in unrealized appreciation (depreciation) of:
Investments	801,514,746
Investment securities sold short	(98,182,212)
Translation of foreign currency denominated amounts	(1,639,847)
Net realized and unrealized gain	1,425,140,021
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,554,001,982

See notes to financial statements.

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$128,861,961	$104,183,149
Net realized gain	723,447,334	1,092,702,105
Net change in unrealized appreciation (depreciation)	701,692,687	(1,604,582,792)
Net increase (decrease) in net assets resulting from operations	1,554,001,982	(407,697,538)
Distributions to shareholders from:
Net investment income	(141,761,297)	(174,473,519)
Net realized capital gains	(660,533,612)	(920,345,451)
Total distributions	(802,294,909)	(1,094,818,970)
Capital Stock transactions:
Proceeds from Capital Stock sold	2,320,886,124	3,699,309,179
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	702,052,272	953,708,643
Cost of Capital Stock repurchased	(5,339,447,889)*	(5,014,500,133)*
Net decrease from Capital Stock transactions	(2,316,509,493)	(361,482,311)
Total change in net assets	(1,564,802,420)	(1,863,998,819)
NET ASSETS
Beginning of Year	18,119,837,559	19,983,836,378
End of Year	$16,555,035,139	$18,119,837,559
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	73,991,731	111,132,546
Shares issued to shareholders upon reinvestment of dividends and distributions	21,525,181	30,821,683
Shares of Capital Stock repurchased	(171,324,508)	(150,701,016)
Change in Capital Stock outstanding	(75,807,596)	(8,746,787)

*  Net of redemption fees of $7,860,248 and $1,973,970 for the year ended December 31, 2016 and year ended December 31, 2015, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per share operating performance:
Net asset value at beginning of year	$31.06	$33.74	$32.96	$29.29	$26.78
Income from investment operations:
Net investment income*	$0.24	$0.18	$0.25	$0.14	$0.12
Net realized and unrealized gain (loss) on investment securities	2.93	(0.89)	1.94	6.02	2.63
Total from investment operations	$3.17	$(0.71)	$2.19	$6.16	$2.75
Less distributions:
Dividends from net investment income	$(0.29)	$(0.31)	$(0.31)	$(0.21)	$(0.12)
Distributions from net realized capital gains	(1.34)	(1.66)	(1.10)	(2.28)	(0.12)
Total distributions	$(1.63)	$(1.97)	$(1.41)	$(2.49)	$(0.24)
Redemption fees	$0.01	— **	— **	— **	— **
Net asset value at end of year	$32.61	$31.06	$33.74	$32.96	$29.29
Total investment return	10.25%	(2.06)%	6.64%	21.95%	10.33%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$16,555,035	$18,119,838	$19,983,836	$15,903,874	$9,916,697
Ratio of expenses to average net assets	1.09%‡	1.11%‡	1.20%‡	1.23%‡	1.26%‡
Ratio of net investment income (loss) to average net assets	0.77%	0.53%	0.45%	0.34%	0.62%
Portfolio turnover rate	35%	48%	31%	22%	26%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

‡  For the periods ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013, and December 31, 2012, the expense ratio includes short sale dividend expense equal to 0.02%, 0.02%, 0.05%, 0.09%, and 0.10% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2016

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (ASU) No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU No. 2015-07 is effective for public business entities for fiscal years beginning after December 15, 2015. The Fund adopted the ASU in the current year (see Note 8).

In December 2016, the FASB released an ASU No. 2016-19 that makes technical changes to various section of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the changes. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

E.  New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the U.S. Securities Exchange Commission ("SEC") adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the Fund for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $5,215,088,066 for the year ended December 31, 2016. The proceeds and cost of securities sold resulting in net realized gains of $716,826,090 aggregated $9,426,187,890 and $8,709,361,800, respectively, for the year ended December 31, 2016. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Undistributed Net Realized Gains	$159,762,562
Unrealized Appreciation	2,325,066,118

The tax status of distributions paid during the fiscal years ended December 31, 2016 and 2015 were as follows:

	2016	2015
Dividends from ordinary income	$136,883,079	$164,771,759
Distributions from long-term capital gains	665,411,830	930,047,211

The cost of investment securities held at December 31, 2016, was $13,926,316,810 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2016, for federal income tax purposes was $2,821,965,838 and $337,089,806, respectively resulting in net unrealized appreciation of $2,484,876,032. As of and during the year ended December 31, 2016, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2013 or by state tax authorities for years ended on or before December 31, 2012.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

During the year ended December 31, 2016, the Fund reclassified $20,214,987 from Accumulated Net Realized Gain to Accumulated Net Investment Income and $45,550,235 from Accumulated Net Investment Loss to Paid in Capital, to align financial reporting with tax reporting. The permanent book/tax differences arose principally from differing book/tax treatment of market premium amortization and market discount accretion of securities, paydowns from mortgage-backed and other asset backed securities, foreign currency gains and losses, and dividend redesignations. Net assets were not affected by these reclassifications.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets.

For the year ended December 31, 2016, the Fund paid aggregate fees and expenses of $262,912 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2016, the Fund collected $7,860,248 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships have limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2016: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Aircraft & Parts	$1,307,338,014	—	—	$1,307,338,014
Infrastructure Software	1,006,295,236	—	—	1,006,295,236
Diversified Banks	940,220,726	—	—	940,220,726
Internet Media	743,258,077	—	—	743,258,077
Investment Companies	637,010,197	—	—	637,010,197
P&C Insurance	528,536,196	—	—	528,536,196
Consumer Finance	520,977,332	—	—	520,977,332
Entertainment Content	481,238,566	—	—	481,238,566
Commercial Finance	479,101,779	—	—	479,101,779
Insurance Brokers	464,488,991	—	—	464,488,991
Semiconductor Devices	389,384,364	—	—	389,384,364
Communications Equipment	356,003,990	—	—	356,003,990
Electrical Components	337,782,261	—	—	337,782,261
Advertising & Marketing	232,519,169	—	—	232,519,169

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Base Metals	$208,590,856	—	—	$208,590,856
Electrical Power Equipment	200,635,668	—	—	200,635,668
Integrated Oils	182,840,430	—	—	182,840,430
Specialty Chemicals	164,709,885	—	$10,639,909	175,349,794
Life Science Equipment	160,134,390	—	—	160,134,390
Food & Drug Stores	88,784,768	—	66,861,734	155,646,502
Containers & Packaging	155,173,589	—	—	155,173,589
Institutional Brokerage	146,683,804	—	—	146,683,804
Investment Management	109,749,331	—	—	109,749,331
Reinsurance	93,255,810	—	—	93,255,810
Household Products	72,325,753	—	—	72,325,753
Exploration & Production	44,201,064	—	—	44,201,064
Marine Shipping	—	—	24,564,336	24,564,336
Other Common Stocks	174,905,179	—	—	174,905,179
Limited Partnerships	—	—	7,352,285	7,352,285
Limited Partnerships — valued at NAV as a practical expedient	—	—	—	53,468,553
Preferred Stock
Integrated Oils	20,557,265	—	—	20,557,265
Residential Mortgage-Backed Securities
Non-Agency Collateralized Mortgage Obligation	—	$48,153,255	22,175,492	70,328,747
Asset-Backed Securities
Asset-Backed Securities	—	—	44,696,707	44,696,707
Other	—	—	65,298,046	65,298,046
Corporate Bonds & Notes	—	755,670,540	—	755,670,540
Corporate Bank Debt	—	36,191,396	—	36,191,396
Convertible Bonds	—	75,723,810	—	75,723,810
U.S. Treasuries	—	4,928,731,386	—	4,928,731,386
Short-Term Investments	—	297,138,333	—	297,138,333
	$10,246,702,690	$6,141,608,720	$241,588,509	$16,683,368,472

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Currency Options (currency risk)	—	—	$24,962,703	$24,962,703
Forward Foreign Currency Contracts (currency risk)
Payable	—	$(1,057,598)	—	(1,057,598)
	—	$(1,057,598)	$24,962,703	$23,905,105
Common Stock Sold Short	$(840,191,904)	—	—	$(840,191,904)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2016:

Investments	Beginning Value at December 31, 2015	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at December 31, 2016	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2016
Asset-Backed Securities	$74,766,913	—	$17,061,711	$(47,131,917)	—	$44,696,707	—
Common Stocks	119,540,537	$(33,038,622)	15,564,064	—	—	102,065,979	$(33,038,622)
Limited Partnerships	—	(1,153,031)	8,505,316	—	—	7,352,285	(1,153,031)
Other Asset-Backed Securities	83,466,002	—	—	(18,167,956)	—	65,298,046	—
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	31,648,761	1,884,651	193	(11,358,113)	—	22,175,492	(321,179)
Currency Options	—	—	—	—	$24,962,703	24,962,703	(211,453)
	$309,422,213	$(32,307,002)	$41,131,284	$(76,657,986)	$24,962,703	$266,551,212	$(34,724,285)

*  Net realized and unrealized gains (losses)are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were transfers of $819,591,711 from Level 2 to Level 1 during the year ended December 31, 2016. The transfers between Level 2 and Level 1 of the fair value hierarchy during the year ended December 31, 2016, were due to changes in valuation of international equity securities from the fair value price to the exchange closing price. There were transfers of $24,962,703 from Level 2 to Level 3 during the year ended December 31, 2016. The transfer between Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2016, was due to limitations in the availability of alternate broker quotes. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2016:

Financial Assets	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stocks — Long	$10,639,909	Restricted Assets*	N/A	$4.38
	$24,564,336	NAV adjusted to Fair Value**	N/A	$21.43
	$66,861,734	Restricted Assets*	Quotes/Prices	$8.20
Limited Partnerships	$7,352,285	Restricted Assets*	N/A	$7,596.05
Residential Mortgage-Backed Non-Agency CMO	$22,175,492	Methods of Comparables/Consensus Pricing***	Quotes/Prices	$41.28- $58.31 ($49.02)
			Discount	0.0%-8.1% (2.0%)
Asset-Backed Securities	$44,696,707	Most Recent Capitalization (Funding)****	Private Financing	$100.00
Asset-Backed Securities — Other	$65,298,046	Most Recent Capitalization (Funding)****	Private Financing	$100.00
Currency Options	$24,962,703	Third-Party Broker Quote*****	Quotes/Prices	$0.13

*  The fair value of the investment is measured on the basis of the quoted price for an otherwise identical unrestricted instrument that trades in a public market, adjusted to reflect the effect of the restriction.

**  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

***  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

****  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

*****  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund's transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." For the year ended December 31, 2016, the fund had average volume of forward foreign currency contracts (based on the open positions at each month-end) for purchases and sales of $0 and $131,768,849, respectively.

At December 31, 2016 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital, as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at December 31, 2016	Unrealized Depreciation
Euro	118,300,000	3/23/17	$123,965,387	$(1,057,598)
			$123,965,387	$(1,057,598)

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2016:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company:
Repurchase Agreement	$97,175,000	$97,175,000	**	—	—
Barclays Capital:
Forward foreign currency contracts Payable	$(1,057,598)	—		—	$(1,057,598)
Put Options Purchased	$24,962,703	—		—	$24,962,703

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $99,118,743 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 10 — Commitments

At December 31, 2016, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
RELP-11 — 10% 2018	$15,298,746

NOTE 11 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2016, appear below:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income Earned During the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Realized Gains (Losses) for the Year	Fair Value at End of Year
CIT Group, Inc.	5,310,100	6,694,308	(778,968)	11,225,440	$6,820,161	$103,338,633	$(2,640,369)	$479,101,779
Esterline Technologies Corporation	2,765,260	98,611	—	2,863,871	—	26,203,282	—	255,457,293
Meggitt plc	42,460,160	—	(730,313)	41,729,847	8,596,727	7,281,474	(1,728,399)	235,848,142
Nexeo Solutions Inc. (Founders Shares)	—	2,431,709	—	2,431,709	—	(2,539,954)	—	10,639,909

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income Earned During the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Realized Gains (Losses) for the Year	Fair Value at End of Year
Nexeo Solutions, Inc.	—	17,691,717	—	17,691,717	—	$9,477,894	—	$164,709,885
Owens-Illinois, Inc.	9,409,630	—	(496,730)	8,912,900	—	6,615,575	$(6,284,581)	155,173,589
WLRS Fund I LLC	—	968	—	968	—	(1,153,031)	—	7,352,285
Sound Holding FP	1,146,250	—	—	1,146,250	—	(42,321,779)	—	24,564,336
					$15,416,888	$106,902,094	$(10,653,349)	$1,332,847,218

FPA CRESCENT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund, a series of FPA Funds Trust, (the "Fund"), including the portfolio of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 21, 2017

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 8, 2016, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2017, on the recommendation of the Independent Directors, who met in executive session on August 8, 2016 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees, as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio managers, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Steven Romick, who has managed the Fund since its inception in 1993, Mark Landecker, who joined the Adviser in 2009 and has served as portfolio manager since 2013 and Brian A. Selmo, who joined the Adviser in 2008 and has served as portfolio manager since 2013. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Morningstar, regarding the Fund's performance relative to a peer group of flexible (domestic and international) funds selected by Morningstar (the "Peer Group"). The Board and the Independent Trustees considered the Adviser's representation that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management effort on the part of the Adviser. The Board and the Independent Trustees also considered the Adviser's representation that no other Morningstar category or peer grouping adequately represents the breadth and style of investing performed by the Fund's portfolio managers on behalf of the Fund (as a report previously prepared for the Board by an independent consultant had concluded). The Board and the Independent Trustees considered FPA's representation that the Fund's size did not impede its ability to manage the Fund. The Board and the Independent Trustees noted the Fund's strong long-term investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. The Board and the Independent Trustees noted the Fund outperformed its Peer Group for the one-, five- and 10-year period ending March 31, 2016 and the Fund's benchmark, S&P 500 Index, for the 10-year period ending March 31, 2016. It was noted that the Fund slightly underperformed its Peer Group for the three-year period ending March 31, 2016. They also noted that Morningstar has continued to give the Fund a "Gold" Analyst Rating. In addition, they considered a comparison of the Fund's performance to that of hedge funds managed by the Adviser in a similar style. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked towards the

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

higher end of those of the Peer Group. They considered the Adviser's representation that the Fund's broader investment strategy makes comparisons to the advisory fees of the funds in the Peer Group less relevant, noting the Adviser's representation that most of the funds in the Peer Group are traditional balanced funds with different investment objectives and strategies, generally encompassing bond components that traditionally have lower advisory fees. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and hedge funds and for sub-advising other mutual funds and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the sub-advised funds, institutional accounts, and hedge funds. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Independent Trustees noted that the Fund has experienced increases in its net assets in recent years, they also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund's investments, as well as the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) maintaining a portfolio management team of three and a team of analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and Independent Trustees also considered the Adviser's representation that it would continue making such investments to maintain and increase the level and quality of services that it provides to the Fund. The Board and the Independent Trustees also considered that the Adviser had foregone the reimbursement for providing certain financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

to new investors when it believed that the Fund had limited capacity to grow or that it otherwise would benefit fund shareholders, as well as steps that the Adviser had taken to slow the asset growth of the Fund.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio managers and portfolio management team, which has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2017.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2016 (unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2016	$1,000.00	$1,000.00
Ending Account Value December 31, 2016	$1,100.40	$1,019.74
Expenses Paid During Period*	$5.66	$5.45

*  Expenses are equal to the Fund's annualized expense ratio of 1.07%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2016 (184/366 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Trustee and Chairman* Years Served: 5	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Director* Years Served: <1	Consultant. Formerly, CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Trustee* Years Served: 1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. – 1944†	Trustee* Years Served: 13	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Trustee* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Trustee* Years Served: 9	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
J. Richard Atwood – 1960	Trustee* and President Years Served: 13	Managing Partner of the Adviser.	7
Steven Romick – 1963	Trustee,* Vice President & Portfolio Manager Years Served: 22	Managing Partner of the Adviser.	2
Mark Landecker – 1977	Vice President & Portfolio Manager Years Served: 3	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo – 1979	Vice President & Portfolio Manager Years Served: 3	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(unaudited) Continued

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Leora R. Weiner – 1970	Chief Compliance Officer Years Served: 2	Managing Director and General Counsel of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.
E. Lake Setzler – 1967	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 1	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2016 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

FPA International Value Fund

Annual Report

December 31, 2016

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

On December 1, 2016, the FPA International Value Fund reached a five-year milestone. In the past, we have shied away from commenting on performance, as we believe short-term returns, in particular relative to an index, are of little relevance to long-term value investors. While we have yet to experience a full market cycle1, we recognize that five years is enough time to warrant providing some perspectives on portfolio developments, which we have done later in this commentary.

Quarterly and annual performance

During the fourth quarter of 2016, the Fund returned 1.38% (in U.S. currency), versus a negative 1.25% for the MSCI All Country World Index (ex-U.S.) (Net) (the "Index"). For the full year, the Fund returned 9.05%, compared to 4.50% return for the Index. Most importantly, since inception, the Fund has appreciated by an annualized rate of 6.42%, net of fees and expenses, versus 4.50% for the Index. As of December 31, 2016, the Fund's expense ratio was 1.28% and has been higher at times in the past five years.

The Fund's cash exposure averaged just under 32% during the quarter. For the full year, it averaged 24%. Since inception, it has averaged 32%, and fluctuated from around 10% to more than 40%, depending on the availability of suitable investment opportunities.

Key Contributors

For further details on the Fund's performance this year, we provided the following contribution analysis:

Q4 2016 Winners[2]	Performance Contribution	Q4 2016 Losers[1]	Performance Contribution
Fenner plc	0.71%	Totvs	-0.60%
Signet Jewelers	0.55%	KSB AG vorzug	-0.47%
Undisclosed[3]	0.51%	Spotless	-0.32%
YTD 2016 Winners[1]	Performance Contribution	YTD 2016 Losers[1]	Performance Contribution
Fenner plc	2.34%	Countrywide	-1.80%
ALS Limited	1.49%	LSL Property Services plc	-1.60%
Konecranes	1.15%	G4S plc	-0.78%

In 2016, the Fund benefitted from a recovery in many of the cyclical industrial and consumer discretionary names that we bought starting in the later part of 2014. These included businesses with underlying exposure to mining and Oil & Gas, companies located in places like Australia where these sectors have a material impact on economic activity, and luxury good franchises. At the time of our purchases, their share prices were under pressure due to the slowing Chinese economy and its impact on emerging markets growth and commodity demand. After

1  We consider that a full market cycle includes a true market downturn, which we do not think we've experienced in the last five years. We provided further comments on this later in the five-year review.

2  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter. Contribution is presented as the gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented.

3  The Fund does not disclose all holdings in the portfolio.

1

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

weathering that storm, eight of the top ten contributors to returns for 2016 were companies that belong to this group. Together these eight stocks accounted for close to 90% of our holdings' performance for the year.

Among the Fund's main detractors were traditional UK real estate agents that suffered from a downturn in activity post Brexit, Countrywide and LSL. We wrote in details about these businesses and our decision to sell out of Countrywide in our third quarter commentary. Together these two stocks accounted for close to 60% of the negative contribution to our holdings' performance for the year. G4S accounted for another ca. 15%. We explained in our second quarter commentary the circumstances that led to our decision to sell. As we thought at the time, our thesis has since played out, and the stock has strongly recovered. However, as we mentioned back in June, we do not want to take on the type of investment risk that was needed to capture this potential return.

Worst performer

Our worst-performing holding this quarter was Totvs, which was down 20.18% (in U.S. currency).4 Based in Brazil, Totvs is the country's leading provider of enterprise software solutions. It typically targets small- and medium-size businesses.

The Fund first invested in Totvs over a year ago at a time of rapidly deteriorating political and economic conditions in Brazil, along with weakness in the national currency. The group had also announced the acquisition of Bematech, which was expected to be challenging to integrate. At the end of last year, the designated successor to CEO and founder Laércio Cosentino resigned for health reasons, but soon after resurfaced at IBM. Lastly, the business model has been transitioning from license sales to subscriptions, similar to what has happened at peers like SAP. Combined with an almost unprecedented economic downturn and social pressure to increase wages, the shift has put significant downward pressure on short-term results, which in turn has fueled rumors of losses in market share and possibly deeper problems at the company.

While this confluence of challenges created a perfect storm for Totvs, the company is in the early stages of a four-year business transition that started in 2015, and things appear to have developed positively on that front in the past few months. A new organization has been rolled-out to better support clients, and long-term employees have been promoted to key roles. The integration of Bematech has progressed well on the products and distribution sides. Subscriptions have enjoyed robust momentum despite the depressed economy, and we have seen no conclusive evidence that the group's market position has deteriorated. We expect things will continue to be challenging in the next three to six months. Longer term however, the new model should prove Net Present Value5 accretive and therefore beneficial to the company.

Overall, we think Totvs remains a high-quality business, with a well-established dominant position in a market that is both difficult to penetrate and constantly changing. Its solutions are high value-added and a must-have for users. Looking beyond the transition, the company will again enjoy high margins, repeat business, and positive long-term growth prospects. In the past, Totvs had consistently generated double-digit growth and margins above 20%. Despite the sharp downturn, the business still generates returns well north of 30% and high free cash flows. The balance sheet is net cash positive. Lastly, the CEO has an exceptional track record in the industry, and he remains a large shareholder in the company.

4  Worst performer based on the percentage of Totvs' share price change from 9/30/16 to 12/31/16 in U.S. currency. This share price change does not equate with the performance of the holding in the Fund's portfolio. As of 12/31/16, Totvs represented 2.43% of the Fund's total assets.

5  Net present value is the difference between the present value of cash inflows and the present value of cash outflows.

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Despite all this, Totvs' stock currently trades at less than 8x post-transition profits and a high single-digit free cash flow yield. We think this reflects the market's inability to take a multi-year view, thus creating an opportunity for us to buy the stock at attractive prices. We have been careful in our approach in light of recent results, and continued to conduct due diligence on the transition, but ultimately, we think the shares trade at very depressed valuations. We remain shareholders of the company, and will continue to manage our position in line with the stock's discount to intrinsic value relative to the rest of the portfolio.

Best performer

Our best-performing holding this quarter was Signet, which was up 26.87% (in U.S. currency).6 The company, which is domiciled in Bermuda, is the largest operator of chain jewelry stores in the U.S. with popular banners like Kay, Jared, and Zales. The group also has operations in the UK and Canada.

The Fund first invested in Signet in the second quarter. At the time, the shares were down almost 50% from their 4Q15 highs, and the stock was trading at just over 8x profits two years out. Market sentiment toward Signet had deteriorated because of a more challenging retail environment, particularly in energy-driven markets; a lack of clarity on efficiencies gained from the Zales acquisition; and a series of attacks from zealous short-sellers. There also were chatter (often from similar sources) ranging from reasonable, with relevant if misguided questions over Signet's consumer lending book; to improbable, with allegations of widespread diamond swapping; to absurd, with reports of a gender discrimination class action that wasn't.

All this noise gave us a compelling opportunity to invest in a business we have known for a long time, and that we think has robust fundamentals, and a management that, while somewhat colorful, has demonstrated strong operational skills. Signet has established a dominant position in a market that remains fragmented despite continued consolidation. As a result, the group benefits from significant scale advantages — from famous designer partnerships and national TV advertising, to favorable purchasing and leasing terms. The business was made even stronger with the 2014 acquisition of Zales, the group's only competitor of importance. Zales presented opportunities for operational improvements, and further economies of scale.

While we expect market conditions to remain challenging in the short term, longer term we believe growth prospects are favorable for Signet. Given the environment, margins and returns are acceptable for this type of business, although we think they still have room to improve, and that more synergies could be extracted from the continued turnaround and integration of Zales. Free cash flow generation has been strong, and the balance sheet is reasonably levered. Despite the rise in the share price — and a value-dilutive convertible preferred deal with investment firm Green Equity Investors — we remain interested in being invested in the company. This is subject to an appropriate margin of safety, and a portfolio weighting that reflects the discount to intrinsic value of the stock relative to other portfolio holdings.

Portfolio Activity

We made five new purchases in the period, including Keywords Studios, Purplebricks, and Ryanair.

Based in Ireland, Keywords is a world-leading provider of external development services, primarily so-called localization services, for the video game industry. Purplebricks is the leading hybrid online real estate agent in the UK, with early-stage operations in Australia. Ryanair, which is another Irish company, is a leading European low-cost airline.

6  Best performer based on the percentage of Signet's share price change from 9/30/16 to 12/31/16 in U.S. currency. This share price change does not necessarily equate with the performance of the holding in the Fund's portfolio. As of 12/31/16, Signet represented 1.16% of the Fund's total assets.

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We also disclosed one investment we made following the Brexit7 vote: Northgate. Based in the UK, Northgate is the country's largest van and commercial vehicle hire company. The group also has similar operations in Spain.

Lastly, we completely sold our positions in two names during the quarter: Metso, and Taiwan Semiconductor Manufacturing Company (TSMC).

Based in Finland, Metso is a world-leading manufacturer of heavy equipment, typically for the mining industry. The group also provides related engineering and maintenance services. Based in Taiwan, TSMC is one of the world's largest semiconductor manufacturers. It works with leading semiconductor design houses like Qualcomm, NVidia, and Broadcom.

While both companies remain high-quality, well-run businesses we would be happy to own at the appropriate price, their stocks had reached our assessment of intrinsic value.

Holdings of Interest

Net of the above transactions, the portfolio remained relatively concentrated at the end of the period. We held 33 disclosed investments whose weighted average discount to intrinsic value8 was about 30% at Dec. 31, 2016, which is down again from the end of the previous quarter. We remain generally focused on our best ideas, with the Fund's top 10 holdings accounting for about 31% of assets, and the top five accounting for around 17%. These top holdings still include Fenner, KSB, and Page Group.

Based in the UK, Fenner is the world's leading player in the concentrated market for conveyor belts. While structurally sound, this business is exposed to mining, and has suffered from dramatic organic decline in the past few years. In addition, Fenner is involved in a number of small businesses that together make up their AEP segment, which now accounts for more than two-thirds of the group's profits. Almost 25% of AEP stems from a high-growth, high-return medical business that would command high valuations on a standalone basis. One-third of AEP9 is exposed to Oil & Gas, and therefore some of these businesses have experienced material headwinds. Overall, Fenner's profits are now 65% below peak. Yet Fenner still delivers low- to mid-teen returns, along with a cash conversion rate in excess of 100%, in large part because management has been focused on extracting efficiencies, and the business requires little incremental capital at this stage. This also helps keep net debt to EBITDA10 below 2x despite the sharp fall in profits and negative currency effects. Fenner's management has a long personal history with the group, and is deeply committed to its long-term success. However, at the end of last year, Fenner's stock was still down more than 50% from its five-year peak, despite being up almost 50% for the year (in U.S. currency). It traded at below 9x 2019 profits and high single-digit free cash flow yields. It also offered the optionality of a recovery, and some portfolio value realization opportunities.

Based in Germany, KSB is a world-leading producer of pumps and valves. The group also provides engineering and maintenance services to its customers. While there are several good players in the industry, the market encompasses a broad array of diverse applications. Some of the market niches in which KSB competes offer compelling characteristics. In particular, the group has demonstrated solid expertise and established favorable

7  Brexit refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

8  Intrinsic value refers to the value of a company, stock, currency or product determined through fundamental analysis without reference to its market value

9  Advanced Engineered Products

10  EBITDA is Earnings before Interest Tax Depreciation and Amortization.

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positions in segments like water and energy & power, especially nuclear. The energy market has been under pressure for a number of years, particularly in Europe, where KSB does the majority of its business. Environmental concerns have also caused a pull-back in nuclear investments, noticeably in Germany, KSB's home market. While sales have been weak and profitability has come under pressure as a result, the group still delivers upper mid-single digit underlying margins. This is enough for KSB to generate returns that are close to its normalized cost of capital. Most importantly, the group is going through a significant restructuring. This includes moving some production to China, where we believe there are attractive opportunities for KSB's nuclear business. Beyond the likely come back of nuclear, a potential recovery in European power, as well as in other end-markets such as oil & gas and mining, KSB could capitalize on several new business opportunities in other segments such as water and waste. Despite weak operating performance, cash generation has remained strong and the balance sheet is net cash positive. However, at the end of last year, KSB's stock was still down about 40% from its five-year peak (in U.S. currency). It traded at less than 6x last year's profits, mid-single digit free cash flow yields, and below book value. It also offered the optionality of a recovery, and some compelling business opportunities.

Based in the UK, Page Group is a world-leading provider of recruitment services including both permanent placement and temporary staffing. Across the industry, recruiters were severely hit by the financial crisis. At the time, Page was focused on its domestic market. It was biased to the finance sector, and lacked exposure to the counter-cyclical temporary staffing business in key geographies. It was severely affected by the downturn as a result. While the group has diversified into more countries and business segments since then, it retains the image of a UK financial stock, which makes it sensitive to events like Brexit. However, Page is a best-in-class recruiter with a strong culture of performance, and we think the business benefits from positive long-term underlying drivers, even though it is cyclical in the short term. While margins still offer room for improvement, the business requires little working capital or tangible assets. Returns and cash flow generation have been strong as a result. Management has returned excess cash to shareholders through dividends and share buybacks, while the balance sheet has remained net cash positive. However, at the end of the year, Page's stock was still down almost 40% from its five-year peak (in U.S. currency). It traded at less than 7x profits two years out, and high single-digit free cash flow yields. It also has room for further improvement, and can take advantage of compelling business opportunities, notably in the U.S.

We chose to highlight these names not only because they were some of our top holdings at the end of the year, but also because we believe they offer helpful incremental insight into how we think as investors.

Portfolio profile

Looking at the portfolio from a top-down perspective, things remained relatively unchanged at the end of the period. The Fund's median capitalization size was around $2.5 billion and its weighted average was close to $13 billion at year end. As these statistics indicate, we continue to find more compelling opportunities among smaller, overlooked companies. However, we remain generally indifferent to size, as we do not consider it to be a very relevant criterion from an investment perspective. Similarly, we are indifferent to which sector a company operates in, or where it happens to be domiciled.

With that in mind, we can report that the main geographic characteristics of the portfolio were also generally similar to what they were at the end of the third quarter. Roughly half of the Fund's assets remain invested in companies domiciled in Europe. More specifically, more than half of the European exposure is now related to the UK. We still have no exposure to Japan, and only a small portion of assets in emerging markets.

From a sector standpoint, the portfolio remained heavily geared toward Industrials, though that's mostly a reflection of our energy and mining holdings. We still have no investments in banks. In hindsight, when we described banking stocks as a Pascalian wager at the end of the second quarter, it was a perfect time to buy them

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given the rally that followed the U.S. presidential election. However, as we've highlighted in the past, these companies seldom meet our selection criteria. They often can't be adequately researched and appraised. They also typically have weak fundamentals, low returns on equity, and are highly financially levered, yet cyclical. As such, they might be successfully traded, but we find them ill-suited to our long-term fundamental investment style.

As we have consistently highlighted in past commentaries, the Fund is often geared toward businesses that are cash generative and not very capital intensive. Those primarily include service-type businesses and consumer goods companies, which accounted for the portfolio's second-largest exposure at the end of the year. We also continue to have meaningful investments in enterprise resource planning software providers, including Oracle, Totvs, and SAP, which account for our sizeable exposure to Information Technology.

Beyond that, we would only note that our small remaining exposure to Healthcare, according to GICS,11 is Ansell. We believe this classification is questionable, because Ansell is more of an industrial and consumer goods business. Similarly, our exposure to Energy includes our positions in Fugro and Shawcor, which are effectively providers of industrial solutions. However, as we have pointed out before, several of our holdings have exposure to energy and the commodities market, even though they are not classified as such under GICS.

Prospect

To conclude, we would highlight (as we did in the attached five-year commentary) that the environment is once again becoming extremely challenging, particularly since the U.S. presidential election. At this stage, it appears market valuations are broadly factoring in all the possible benefits of a new administration, while overlooking all the risks. We believe valuations look all the more excessive that four (or eight) years ultimately have little impact on the value of a perpetual stream of cash flows, which is why we prefer to focus on long term fundamental business prospects, rather than on short term macro-political developments.

Of course, we continue to stay true to our discipline, which dictates that we sell positions as their discounts to intrinsic value unwind, and that we invest only in companies whose stocks trade at a discount to intrinsic value of more than 30%. The Fund's cash level has continued to increase as a result. As we have warned before, this could cause the Fund to underperform in the short term. Longer term, we believe the Fund is better positioned to weather a possible sharp reversal in market trends, and to take advantage of the potentially unique bargains that such a reversal might bring. Surprisingly, we haven't seen a true market downturn in the five years since the Fund's inception. In fact, there hasn't been one in the past eight years. Since Feb. 27, 2009, the Index is up 107%, and has returned an annualized 10% (in U.S. currency12). We believe the unusual length of this last up-cycle only makes it more likely that a correction will happen in the foreseeable future. The role that monetary policies have played in this cycle also increases the chances of a broad-based correction. At this point, we would invite investors to be mindful of the dangers of a bull market's capitulation phase.

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the FPA International Value Fund.

11  Global Industry Classification Standard.

12  We note that these returns are effectively similar when expressed in Euro.

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FIVE-YEAR REVIEW

Five-year Review Commentary

As the Fund recently reached its five-year milestone, we thought it was appropriate to look back at what has transpired in terms of performance as well as portfolio developments since the inception of the Fund on Dec. 1, 2011. While not a full market cycle,13 we believe five years is a reasonable length of time to provide some relevant perspective. We should point out that some of the comments below were provided by our product specialist team. We take advantage of this opportunity to thank them for their continued support.

To reiterate the fourth quarter update, the Fund has appreciated by an annualized rate of 6.42%, net of fees and expenses, versus 4.50% for the MSCI All Country World Index (ex-U.S.) (Net) (the "Index") since inception. As of the most recent prospectus, the Fund's expense ratio was 1.25% and has been higher at times in the past five years. Since inception, cash exposure has averaged 32%, and has fluctuated from around 10% to more than 40%, depending on the availability of suitable investment opportunities.

Long-term performance perspectives

To begin, we believe it is reasonable to conclude that the Fund has achieved its two objectives. The first was to "deliver above-average capital appreciation," with about 200bps, or more than 40% of excess performance relative to the Index. We use the Index as an average because it is the closest proxy to our all-cap international universe. We set out to deliver that first objective "over the long-term." While the last five years have not been a full market cycle, we agree that it starts to be a reasonable amount of time to judge performance. Candidly, we are surprised that the Fund has delivered such positive alpha despite the relatively high cash holdings, and the absence of a true market downturn,14 which we thought would have happened over five years.

The second objective was to "minimize the risk of permanent impairment of capital15." Unfortunately, there are no good statistics to demonstrate that. Even so, we believe investment risk was reduced by consistently buying with a margin of safety of over 30%, and limiting ourselves to "investable" countries.16 We would also highlight the average cash exposure of more than 30%. This means the portfolio would have in our view likely fared well in a downturn. More importantly, it means the Fund was uniquely positioned to take full advantage of a depressed market. Lastly, past portfolio metrics consistently highlighted our holdings had less leverage and higher returns as compared to the Index.17 That is because we seek to only invest in high-quality, well-run, financially robust companies.

Stock selection has been strong, despite having higher portfolio turnover than originally anticipated. While we stressed that holding periods are dictated by the time it takes for the discount to unwind, we typically expect to be invested for five years, which would theoretically translate into a portfolio turnover of 20%. In practice, it's been north of 40% on average since inception, which amplifies the risk of mistakes and increases the tax hit on returns.

13  We consider that a full market cycle includes a true market downturn, which we do not think we've experienced in the last five years.

14  We explain later in the commentary why we take the view that there has not been a true market downturn in the last five years.

15  Per the Fund's policy statement. The Fund's policy statement is available online at www.fpafunds.com.

16  Buying with a "margin of safety" is when a security is purchased at a discount to the portfolio manager's estimate of its intrinsic value. Buying a security with a margin of safety is designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

17  This applies to Return on Equity, and even more so to Return on Capital Employed given the lower leverage.

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In the past five years, we made more than 70 investments for the Fund, of which only three stand out as disappointments.18 Taking them in order of importance, the first one was Prada, which resulted from the fact that management in our view inexplicably refused to manage cost inflation despite weaker demand for luxury fashion products. The second was Aggreko,19 where a new CEO broke with the company's long-standing focus on returns in the face of a slowdown in emerging markets. The third was Fugro. While management performed in line with expectations, the sharp fall in oil prices severely impacted the business. Given the recent developments in commodity markets, though, any capital destruction may ultimately prove to have been temporary in this case. For reference, we addressed these mistakes and highlighted some of the lessons we learned in past commentaries.

The three aforementioned disappointments accounted for more than 70% of the negative contribution to the Fund's performance in the past five years. This calculation is adjusted for currency effects on high-performing holdings like Adidas in Germany or Hypermarcas in Brazil; includes KSB, which has yet to play-out (although value hasn't been impaired); and naturally excludes recent additions to the portfolio. Excluding KSB, the percentage would be roughly 80%. The quality of our selection process is also reflected in the annualized 12% return from the invested portion of the portfolio since inception, more than twice that of the Index. More broadly speaking, we think our research-driven, bottom-up approach also led us to be on the right side of some bigger issues, including the eurozone crisis, banks (particularly in Europe), emerging markets, cyclicals, and Brexit.20

Considering our small team, the strong stock selection speaks to the strength of our institutional knowledge of businesses and management teams around the world; the effectiveness of our research funnel that starts with reverse roadshows overseas; and the quality of our due diligence, analytical, and valuation process.

The portfolio also delivered positive characteristics that we had not anticipated. While we often highlighted the possibility of short-term volatility, for the past five years, the Fund has in fact been about 20% less volatile than the Index, with a standard deviation of 11% versus more than 13%, respectively. In addition, the up-capture ratio has been 83%, compared to a down-capture ratio of about 70%. Lastly, the maximum drawdown21 in the five-year period has effectively been in line with that of the Index. Yet this period corresponds to the time when we leaned into a downturn in cyclicals, particularly commodity-related businesses. It also coincided with the strengthening of the U.S. dollar.

As we noted earlier the Fund has not experienced a full market cycle. While the Index came down by about 25% from mid-2014 to early-2016, we view this drawdown as a function of 1) a commodity bust, and 2) the rise in the U.S. dollar. To the first point, we recognize that downturns can be driven by the demise of a specific type of business, but we believe a broader-based correction (across sectors and geographies) would be a more relevant test for the Fund. This is particularly applicable to this cycle, given that extremely low rates and aggressive monetary policies by central banks have strongly contributed to the market rally in the past few years. To the second point, the aforementioned drawdown was only about 9% in euros. If we shorten the period to start on May 10, 2015, we observe a more significant correction in excess of 25%. However, we do not see this as a true market downturn given that more than half the decline was in fact reversing a sudden 30% jump in the first quarter of 2015. The "cone chart" (table 1) below more clearly illustrates what we mean. To assess the Fund's performance over a full cycle, we would prefer to have gone through a true market downturn, meaning a broad-based correction — and without meaningful currency contribution.

18  We included names for which either the intrinsic value or the market value of the investment declined by over 30% (margin of safety).

19  Unlike with Prada, we do not believe Aggreko has experienced permanent capital destruction, even though we impaired its value by more than 20%. We define permanent capital destruction as a reduction of intrinsic value in excess of the margin of safety at purchase.

20  Brexit refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

21  From the "peak date" of July 4, 2014 to the "valley date" of Feb. 12, 2016 (as per Morningstar terminology).

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Sources of frustration

While positive, the Fund's historical performance has been frustrating in two ways. First, while we started with a foreign large-cap value portfolio given the opportunity of the eurozone crisis in early 2012, and delivered a meaningful portion of the annualized excess performance by investing in sizeable global businesses, Morningstar has now categorized the Fund as foreign small-cap blend. This classification may correspond to where we still find opportunities in the current market environment, but it makes little sense given our all-cap, go-anywhere value approach. It could also prove confusing in our view to prospective clients who might invest with us based on the current category, only to realize after a while that the Fund migrated to another one.22

To provide some perspective, we would note that Morningstar's foreign large-cap blend and foreign large-cap value categories have both returned an annualized 5% in the period from Dec. 1, 2011 to Dec. 31, 2016. By contrast, the foreign small-/mid-cap blend has returned almost 8%, and outperformed almost23 every non-U.S. category. It means that while our approach has been absolute value (with the resulting cash component), downside-focused, and go-anywhere, we're being measured against a fully-invested, higher-risk, growth-oriented investment style. We think this is not a very relevant way to analyze how we invest.

22  We would add that it would take years to come to this realization by only looking at the Morningstar category.

23  The foreign small/mid growth category is marginally ahead of small/mid blend over the period.

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Table 1: Index 5-year performance chart (in euro):

Source: Bloomberg Data.

Second, in certain circumstances we found that some of our clients didn't take advantage of the transparency we provided. In addition to publishing quarterly commentaries, and letting cash fluctuate with the opportunity set, we've discussed the weighted average discount of our holdings in prior commentaries. Yet we saw many clients exit at the end of 2015 when we said the portfolio was trading at its largest estimated discount to intrinsic value, which in our view presented an investment opportunity. On the flip side, many purchased the Fund when cash was over 40%, 50% of assets were invested in 10 names, and the discount was at a trough, a less opportune time to invest.

Presumably, one way to avoid these frustrations would be to manage for that and have a restricted portfolio with a low tracking error. Unfortunately, that would not be consistent with our investment approach. We focus on delivering performance, and for that we take a benchmark-agnostic approach. We invest across market caps, sectors, and geographies — and only when presented with a significant margin of safety. Our willingness to go where others do not is ultimately an important contributor to alpha generation, as illustrated by the Fund's consistently high active share, with an R-squared of 77%.24

24  R-squared is the statistical measure that represents the percentage of a fund or security's movements that can be explained by movements in a benchmark index.

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Anyone investing in the Fund should think of it as hiring a service, rather than buying an asset class or some other piece of a broader allocation strategy. In fact, we'd argue that a passive or quantitative product might be better suited for such needs. Our motto is and always has been to do what is right from an investment standpoint, rather than abide by some arbitrary set of guidelines. That means the profile of the portfolio may change over time, sometimes dramatically. Because of this, we do not think it is very helpful to compare the Fund to other mutual funds, or some backward-looking, quantitatively assigned category.

Historical portfolio developments

As we look back at the past five years, we can't help but be intrigued by what our bottom-up discipline has meant in terms of portfolio developments. We launched the Fund in late 2011, and were almost immediately presented with a compelling investment opportunity. Macro-political fears over the future of the eurozone meant that most companies based anywhere in Europe were seen as toxic, including large-cap businesses that by definition are bigger and generate a significant portion of their cash flows outside of Europe. We were able to buy businesses that were high on the quality curve with little expectations of positive profit growth. The opportunity was effectively multiple arbitrage and thus carried limited risk. Forecasting risks were reduced, and the weighted average multiple of the portfolio was high due to the high quality of our holdings.25 Subsequently, our investments returned 37% in 2012, and 31% in 2013 (both in U.S. currency).

As share prices converged towards estimated intrinsic values, we sold out of those earlier investments, causing both cash exposure and concentration to increase. In fact, we asked shareholders to approve changing the Fund from a diversified investment company to a non-diversified investment company in 2013, so we could concentrate further on the few bargains we were still able to find in the market. By early 2014, we had more than 40% of our assets in cash, and almost 50% in only 10 stocks, which is as much portfolio concentration as we were willing to tolerate.

At that time, we were presented with another set of bargains due to the slowdown in growth in China; subsequent weakness in commodity markets (plus the other odd sectors like luxury goods); and difficult times for related regions, like Australia, and Brazil to a much greater degree. As a result, we made several investments in cyclicals, emerging markets, and related businesses. In this instance, the opportunity came from taking a long term, through-cycle view, with higher forecasting risks, and a portfolio with a lower weighted average multiple, because new holdings were generally lower on the quality curve.

In hindsight, we stepped in too early, as is common in value investing. As a function of our small size, concentrated approach, and the shortage of opportunities (everything else continued to rally), we also re-deployed a large portion of our assets into these deeper-value names. This had a material negative impact on the Fund's performance in the subsequent months (corresponding to the maximum drawdown mentioned above), but the same names became large contributors to the Fund's stronger returns in 2016.

Last summer, Brexit offered us a short-lived opportunity to buy a handful of UK stocks at compelling prices, but since then we have seen continued increases in prices across the board. This has restricted our opportunities, leaving us mainly with companies that are too small for the bigger funds now gathering the lion's share of asset flows. Such companies often operate businesses that have attractive business development opportunities in the long term, well beyond the capital markets' typical two-year view. In this latest portfolio development, the investment opportunity comes from proprietary research and fundamental thinking, as well as superior management execution, with once again generally higher multiples.

25  As a reminder, we typically value businesses on a multiple of normalized profits of 8x to 15x, from "sustainable" to "best-in-class", depending on the underlying fundamentals of the business, the quality of management, and the strength of the balance sheet.

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It would be hard to fit all these portfolio developments into one style box. Ultimately though, there are key common denominators. We always sought to invest in quality businesses that we believed could deliver through-the-cycle returns in excess of normalized cost of capital; that were well managed, both operationally and financially; and that had conservatively managed balance sheets. And we only invested when their stocks were trading at depressed valuations. Whether the discount came from quality (i.e. multiple) arbitrage, normalization of earning power, or long-term business development opportunities was of little importance to us. And whether the resulting portfolio metrics showed a lower market cap or a higher multiple of next-year's earnings (which is meaningless in isolation) was completely irrelevant.

This raises what we think is an important point. Growth, value, and quality styles continue to differentiate most approaches across the industry. They typically mean riding stocks with positive earnings momentum, looking for the lowest multiples of forward profits, and investing only in the best businesses, respectively. Yet none of those things make sense in isolation. We're not sure any of them require all that much insight from fund managers either, to be frank. Instead our approach starts with a couple of simple truths: 1) capital appreciation comes from buying assets for less than they're worth, and 2) the value of a business is its perpetual stream of cash flows discounted back to present time. In order to assess this value, we need to consider what the fundamentals of the business look like over a multiyear period, and try to quantify what that means in financial terms.

To do that we must be able to research and understand the business. We need to trust management actions, and have the support of a robust balance sheet. From there, if we find that we can buy a business at less than 70% of its appraised value, we are interested in becoming shareholders. We think it gives us the prospect of compelling long-term capital appreciation, while taking on limited, duly underwritten risks. Which specific part is being underappreciated by the market is of little importance, and it's likely to vary across individual investments over time, and as we move through the cycle. Our discipline makes us "quality" by virtue of our focus on fundamentals, and "value" because we invest at a discount, but whether external observers put us in one box or another at various times ultimately has no meaning. In fact, we can see how being tied to a particular set of metrics could box a manager into making decisions that could limit, if not hurt, capital appreciation over time, and/or expose investors to excessive, arbitrary risks.

A note of caution to investors

We also think there might be note of caution to be drawn from the above discussion on market cycles and the value of an unconstrained approach. While the past few years have been a prolonged upcycle across capital markets, we were still provided with several investment opportunities. We were able to take advantage of macro-political fears; sector and geography-specific downturns; and occasional one-offs. Now nothing seems severe enough to rattle the market. The general mindset seems to be, "this is the time to get back into equity because it feels safe," although that sounds like an oxymoron. We would also point out that there's a long list of looming risks, including: the shift in politics across western democracies; the rise of authoritarianism; the Middle East dislocation and the associated refugee crisis; the possibility of a European Union break-up; Brexit; heightened currency tensions; capital control in China; escalating tensions in the South China Sea; planned interest rates hikes; a likely acceleration in inflation, and more. By contrast, expectations of profit growth are high and appear to factor in favorable macro developments, and low interest rates have pushed multiples to levels that may no longer reflect business fundamentals.

There has also been material asset consolidation combined with the rise of passive and quantitative strategies. As market corrections have faded from memory, portfolio managers and fundamental analysis have become obsolete in favor of metrics, size, and liquidity. Several layers of compliance/risk controls have been put in place effectively mandating that fund managers buy into overpriced assets. These controls also appear to prevent them from leaning into volatility and buying on the way down, while potentially forcing them to monetize

12

FPA INTERNATIONAL VALUE FUND
FIVE-YEAR REVIEW

(Continued)

losses. Such "stop-loss" requirements can also act as multipliers in the event of a correction, including for large, high quality names that may be viewed as defensive.

All this has given us even more confidence in our absolute approach. As we struggle to find opportunities that meet all our criteria, we will monetize holdings of stocks that we believe no longer offer a high margin of safety, and let the cash build in the absence of suitable replacements. Once again, this is only a residual output of our process, but we would highlight a couple of benefits that come with the flexibility to hold cash. First, cash is basically a function of the ability to sell, which means being able to monetize gains rather than being forced to give them up in the next correction. While there is an element of short-term volatility in that risk, it can materialize through "take-unders" by private buyers. On that note, we would point to the many new funds that have been raised by private equity firms in the past few months, and the amount of dry powder these participants have generally accumulated. Second, it gives us the ability to take advantage of unique buying opportunities at times when other public equity market participants cannot. We cannot stress enough the importance of the forward excess returns that can be generated in such market conditions.

Besides rising liquidity, we would expect further concentration on the few ideas left that we believe are truly compelling from an absolute value perspective. In so doing, we hope to continue delivering on the mandate we set out for the strategy of generating above-average long-term capital appreciation while attempting to minimize the risk of permanent impairment of capital, and doing so by investing in high quality companies.

Once again, we thank you for your confidence, and we look forward to continuing to serve your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py
Portfolio Manager
December 31, 2016

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

13

FPA INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA International Value Fund vs. MSCI ACWI ex-USA Index for the Period December 1, 2011 to December 31, 2016

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 15 and 19. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

14

FPA INTERNATIONAL VALUE FUND
PORTFOLIO SUMMARY

December 31, 2016

Common Stocks		66.4%
Professional Services	6.6%
Flow Control Equipment	5.4%
Application Software	4.2%
Other Common Stocks	4.1%
Beverages	3.7%
Oil & Gas Services & Equipment	3.4%
Construction & Mining Machinery	3.0%
Real Estate Services	2.9%
Internet Based Services	2.8%
Airlines	2.8%
Infrastructure Software	2.8%
Comml & Res Bldg Equip & Sys	2.7%
Building Maintenance Services	2.7%
Apparel, Footwear & Acc Design	2.7%
Defense Primes	1.9%
Other Wholesalers	1.7%
Advertising & Marketing	1.5%
Specialty Apparel Stores	1.4%
Industrial Distribution & Rental	1.4%
Aircraft & Parts	1.4%
Other Commercial Services	1.2%
Jewelry & Watch Stores	1.2%
Material Handling Machinery	1.1%
Automotive Retailers	1.1%
Home & Office Furnishings	1.1%
Internet Media	1.1%
Rubber & Plastic	0.5%
Bonds & Debentures		11.4%
Short-term Investments		19.4%
Other Assets And Liabilities, Net		2.8%
Net Assets		100.0%

15

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

December 31, 2016

COMMON STOCKS	Shares	Fair Value
PROFESSIONAL SERVICES — 6.6%
Keywords Studios plc (Ireland)	1,218,500	$7,891,324
Pagegroup plc (Britain)	1,929,640	9,286,433
		$17,177,757
FLOW CONTROL EQUIPMENT — 5.4%
KSB AG (Preference Shares) (Germany)	27,470	$10,265,289
Sulzer AG (Switzerland)	38,389	3,958,406
		$14,223,695
APPLICATION SOFTWARE — 4.2%
SAP SE (Germany)	53,434	$4,657,841
TOTVS SA (Brazil)	862,590	6,371,298
		$11,029,139
BEVERAGES — 3.7%
Britvic plc (Britain)	1,214,146	$8,484,096
Diageo plc (Britain)	51,059	1,327,720
		$9,811,816
OIL & GAS SERVICES & EQUIPMENT — 3.4%
Fugro NV (CVA) (Netherlands)*	391,798	$5,998,741
ShawCor, Ltd. (Canada)	108,640	2,899,980
		$8,898,721
CONSTRUCTION & MINING MACHINERY — 3.0%
Fenner plc (Britain)	2,668,968	$7,754,373
REAL ESTATE SERVICES — 2.9%
LSL Property Services plc (Britain)	2,663,254	$7,565,456
INTERNET BASED SERVICES — 2.8%
Purplebricks Group plc (Britain)*	4,282,719	$7,442,011
AIRLINES — 2.8%
Ryanair Holdings plc (Ireland)*	484,670	$7,400,278
INFRASTRUCTURE SOFTWARE — 2.8%
Atea ASA (Norway)*	149,461	$1,375,989
Oracle Corporation	152,620	5,868,239
		$7,244,228
COMML & RES BLDG EQUIP & SYS — 2.7%
Volution Group plc (Britain)	3,587,051	$7,128,348

16

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

COMMON STOCKS — Continued	Shares	Fair Value
BUILDING MAINTENANCE SERVICES — 2.7%
Spotless Group Holdings, Ltd. (Australia)	9,945,621	$7,105,486
APPAREL, FOOTWEAR & ACC DESIGN — 2.7%
Burberry Group plc (Britain)	168,310	$3,105,156
Prada SpA (Italy)	1,175,002	3,985,112
		$7,090,268
DEFENSE PRIMES — 1.9%
Avon Rubber plc (Britain)	393,338	$5,046,244
OTHER WHOLESALERS — 1.7%
Safilo Group SpA (Italy)*	518,949	$4,348,324
ADVERTISING & MARKETING — 1.5%
Publicis Groupe SA (France)	56,940	$3,928,930
SPECIALTY APPAREL STORES — 1.4%
Hugo Boss AG (Germany)	61,770	$3,779,741
INDUSTRIAL DISTRIBUTION & RENTAL — 1.4%
Aggreko plc (Britain)	325,886	$3,686,888
AIRCRAFT & PARTS — 1.4%
Meggitt plc (Britain)	626,560	$3,541,183
OTHER COMMERCIAL SERVICES — 1.2%
ALS, Ltd. (Australia)	711,769	$3,102,435
JEWELRY & WATCH STORES — 1.2%
Signet Jewelers, Ltd.	32,240	$3,038,942
MATERIAL HANDLING MACHINERY — 1.1%
Konecranes Oyj (Finland)	84,097	$2,990,366
AUTOMOTIVE RETAILERS — 1.1%
Northgate plc (Britain)	485,937	$2,952,423
HOME & OFFICE FURNISHINGS — 1.1%
Howden Joinery Group plc (Britain)	600,221	$2,839,016

17

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
INTERNET MEDIA — 1.1%
Baidu, Inc. (ADR) (China)*	16,970	$2,790,038
RUBBER & PLASTIC — 0.5%
Ansell, Ltd. (Australia)	72,246	$1,288,289
OTHER COMMON STOCKS — 4.1%		$10,876,616
TOTAL COMMON STOCKS — 66.4% (Cost $174,439,278)		$174,081,011
BONDS & DEBENTURES
U.S. TREASURIES — 11.4%
U.S. Treasury Bills — 0.00% 3/23/2017@@@	$5,000,000	$4,994,499
U.S. Treasury Bills — 0.00% 3/30/2017@@@	25,000,000	24,970,438
TOTAL U.S. TREASURIES (Cost $29,963,152)		$29,964,937
TOTAL INVESTMENT SECURITIES — 77.8% (Cost $204,402,430)		$204,045,948
SHORT-TERM INVESTMENTS — 19.4%
State Street Bank Repurchase Agreement — 0.03% 1/3/2017 (Dated 12/30/2016, repurchase price of $50,961,170, collateralized by $52,140,000 principal amount U.S. Treasury Note — 1.50% 2020, fair value $51,984,623)	$50,961,000	$50,961,000
TOTAL SHORT-TERM INVESTMENTS (Cost $50,961,000)		$50,961,000
TOTAL INVESTMENTS — 97.2% (Cost $255,363,430)		$255,006,948
Other Assets and Liabilities, net — 2.8%		7,266,853
NET ASSETS — 100.0%		$262,273,801

*    Non-income producing security.

@@@  Zero coupon bond. Coupon amount represents effective yield to maturity.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.
18

FPA INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investment securities — at fair value (identified cost $204,402,430)	$204,045,948
Short-term investments — repurchase agreements	50,961,000
Cash	269
Receivable for:
Investment securities sold	2,990,443
Dividends and interest	1,079,464
Capital Stock sold	336,425
Unrealized gain on forward foreign currency contracts	3,639,811
Prepaid expenses and other assets	4,568
Total assets	263,057,928
LIABILITIES
Payable for:
Capital Stock repurchased	296,592
Advisory fees	227,018
Investment securities purchased	39,314
Line of Credit	20,752
Accrued expenses and other liabilities	183,361
Unrealized loss on forward foreign currency contracts	16,141
Unrealized loss on foreign currency contracts	949
Total liabilities	784,127
NET ASSETS	$262,273,801
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 21,476,875 outstanding shares	$337,604,919
Accumulated net realized loss on investments	(76,289,358)
Accumulated net investment loss	(2,257,492)
Unrealized appreciation of investments	3,215,732
NET ASSETS	$262,273,801
NET ASSET VALUE
Offering and redemption price per share	$12.21

See notes to financial statements.

19

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $584,078)	$8,661,477
Total investment income	8,661,477
EXPENSES
Advisory fees	2,763,549
Transfer agent fees and expenses	216,617
Legal fees	153,190
Trustee fees and expenses	124,162
Reports to shareholders	82,020
Audit and tax services fees	54,081
Custodian fees	43,708
Professional fees	12,243
Administrative services fees	12,055
Other	72,018
Total expenses	3,533,643
Net expenses	3,533,643
Net investment income	5,127,834
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(49,944,963)
Foreign currency transactions	1,666,673
Net change in unrealized appreciation (depreciation) of:
Investments	64,867,645
Translation of foreign currency denominated amounts	1,690,557
Net realized and unrealized gain	18,279,912
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,407,746

See notes to financial statements.

20

FPA INTERNATIONAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,127,834	$2,293,248
Net realized loss	(48,278,290)	(8,568,280)
Net change in unrealized appreciation (depreciation)	66,558,202	(15,545,194)
Net increase (decrease) in net assets resulting from operations	23,407,746	(21,820,226)
Distributions to shareholders from:
Net investment income	(7,518,664)	(17,026,966)
Total distributions	(7,518,664)	(17,026,966)
Capital Stock transactions:
Proceeds from Capital Stock sold	52,007,623	132,415,887
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	6,955,825	14,749,558
Cost of Capital Stock repurchased	(99,694,552)*	(289,203,240)*
Net decrease from Capital Stock transactions	(40,731,104)	(142,037,795)
Total change in net assets	(24,842,022)	(180,884,987)
NET ASSETS
Beginning of Year	287,115,823	468,000,810
End of Year	$262,273,801	$287,115,823
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	4,435,565	10,105,639
Shares issued to shareholders upon reinvestment of dividends and distributions	573,254	1,193,429
Shares of Capital Stock repurchased	(8,459,420)	(22,731,324)
Change in Capital Stock outstanding	(3,450,601)	(11,432,256)

*  Net of redemption fees of $13,931 and $25,486 for the year ended December 31, 2016 and year ended December 31, 2015, respectively.

See notes to financial statements.

21

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per share operating performance:
Net asset value at beginning of year	$11.52	$12.87	$14.45	$12.54	$10.11
Income from investment operations:
Net investment income*	$0.22	$0.07	$0.14	$0.10	$0.01
Net realized and unrealized gain (loss) on investment securities	0.82	(0.86)	(1.45)	2.13	2.41
Total from investment operations	$1.04	$(0.79)	$(1.31)	$2.23	$2.42
Less distributions:
Dividends from net investment income	$(0.35)	$(0.56)	$(0.16)	$(0.09)	—
Distributions from net realized capital gains	—	—	(0.11)	(0.23)	—
Total distributions	$(0.35)	$(0.56)	$(0.27)	$(0.32)	—
Redemption fees	— **	— **	— **	— **	$0.01
Net asset value at end of year	$12.21	$11.52	$12.87	$14.45	$12.54
Total investment return***	9.05%	(6.34)%	(9.19)%	18.00%	24.04%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$262,274	$287,116	$468,001	$288,193	$41,407
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.28%	1.25%	1.22%	1.26%	4.14%
After reimbursement from Adviser	1.28%	1.25%	1.22%	1.26%	1.35%
Ratio of net investment income (loss) to average net assets:
Before reimbursement from Adviser	1.86%	0.50%	1.28%	0.76%	(2.34)%
After reimbursement from Adviser	1.86%	0.50%	1.28%	0.76%	0.45%
Portfolio turnover rate	93%	39%	84%	44%	49%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

22

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2016

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncement

In December 2016, the FASB released an accounting standard update ("ASU") 2016-19 that makes technical changes to various section of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the changes. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

E.  New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the U.S. Securities Exchange Commission ("SEC") adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds

23

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

provide to the SEC and investors. The new and amended rules and forms will be effective for the Fund for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the

24

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $195,315,488 for the year ended December 31, 2016. The proceeds and cost of securities sold resulting in net realized losses of $49,944,963 aggregated $268,146,140 and $318,091,103, respectively, for the year ended December 31, 2016. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2016:

Undistributed Ordinary Income	$1,366,178
Capital Loss Carryforward	(67,546,954)
Unrealized Depreciation	(9,150,343)

The tax status of distributions paid during the fiscal years ended December 31, 2016 and 2015 were as follows:

	2016	2015
Dividends from ordinary income	$7,518,664	$17,026,966

The cost of investment securities held at December 31, 2016, was $213,144,835 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2016, for federal income tax purposes was $12,615,754 and $21,714,641, respectively resulting in net unrealized depreciation of $9,098,887. As of and during the year ended December 31, 2016, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

As of December 31, 2016, the Fund has $2,306,605 of short-term capital loss carryforwards and $65,240,349 of long-term capital loss carryforwards which can be carried forward indefinitely.

During the year ended December 31, 2016, the Fund reclassified $1,666,673 from Accumulated Net Realized Gain to Accumulated Net Investment Income to align financial reporting with tax reporting. These permanent differences are primarily due to differing book and tax treatment of foreign currency gains and losses and non-taxable dividend adjustments.

25

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2017.

For the year ended December 31, 2016, the Fund paid aggregate fees and expenses of $124,162 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2016, the Fund collected $13,931 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the

26

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2016:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Professional Services	$17,177,757	—	—	$17,177,757
Flow Control Equipment	14,223,695	—	—	14,223,695
Application Software	11,029,139	—	—	11,029,139
Beverages	9,811,816	—	—	9,811,816
Oil & Gas Services & Equipment	8,898,721	—	—	8,898,721
Construction & Mining Machinery	7,754,373	—	—	7,754,373
Real Estate Services	7,565,456	—	—	7,565,456
Internet Based Services	7,442,011	—	—	7,442,011
Airlines	7,400,278	—	—	7,400,278
Infrastructure Software	7,244,228	—	—	7,244,228
Comml & Res Bldg Equip & Sys	7,128,348	—	—	7,128,348
Building Maintenance Services	7,105,486	—	—	7,105,486
Apparel, Footwear & Acc Design	7,090,268	—	—	7,090,268
Defense Primes	5,046,244	—	—	5,046,244
Other Wholesalers	4,348,324	—	—	4,348,324
Advertising & Marketing	3,928,930	—	—	3,928,930
Specialty Apparel Stores	3,779,741	—	—	3,779,741
Industrial Distribution & Rental	3,686,888	—	—	3,686,888
Aircraft & Parts	3,541,183	—	—	3,541,183
Other Commercial Services	3,102,435	—	—	3,102,435
Jewelry & Watch Stores	3,038,942	—	—	3,038,942
Material Handling Machinery	2,990,366	—	—	2,990,366
Automotive Retailers	2,952,423	—	—	2,952,423
Home & Office Furnishings	2,839,016	—	—	2,839,016
Internet Media	2,790,038	—	—	2,790,038
Rubber & Plastic	1,288,289	—	—	1,288,289
Other Common Stocks	10,876,616	—	—	10,876,616
U.S. Treasuries	—	$29,964,937	—	29,964,937
Short-Term Investment	—	50,961,000	—	50,961,000
	$174,081,011	$80,925,937	—	$255,006,948
Forward Foreign Currency Contracts (currency risk)
Payable	—	$(16,141)	—	$(16,141)
Receivable	—	3,639,811	—	3,639,811
	—	$3,623,670	—	$3,623,670

27

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were transfers of $63,384,013 from Level 2 to Level 1 during the year ended December 31, 2016. The transfers between Level 2 and Level 1 of the fair value hierarchy during the year ended December 31, 2016, were due to changes in valuation of international equity securities from the fair value price to the exchange closing price.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund's transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." For the year ended December 31, 2016, the fund had average volume of forward foreign currency contracts (based on the open positions at each month-end) for purchases and sales of $3,558,067 and $56,762,940, respectively.

At December 31, 2016 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital, as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at December 31, 2016	Unrealized Appreciation/ (Depreciation)
EUR	2,036,000	9/20/17	$2,156,389	$(16,141)
GBP	2,665,000	6/21/17	3,499,438	201,241
EUR	4,380,000	6/21/17	4,998,544	348,071
GBP	5,226,000	6/21/17	6,996,255	528,571
GBP	9,261,000	6/21/17	12,168,398	707,008
EUR	23,867,000	3/15/17	27,066,037	1,854,920
			$56,885,061	$3,623,670

NOTE 8 — Line of Credit

The Fund, along with FPA Paramount Fund, Inc. (another mutual fund managed by the Adviser) beginning February 26, 2016, has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount Fund, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the year ended December 31, 2016, the Fund had no borrowings under the agreement.

28

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2016:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$50,961,000	$50,961,000	**	—	—
Barclays Capital: Forward foreign currency contracts Receivable	$3,639,811	—		$(16,141)	$3,623,670
Forward foreign currency contracts payable	$(16,141)	—		$16,141	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $51,984,623 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

29

FPA INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA INTERNATIONAL VALUE FUND AND

BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA International Value Fund, a series of FPA Funds Trust, (the "Fund"), including the portfolio of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA International Value Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 21, 2017

30

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 8, 2016, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2017, on the recommendation of the Independent Directors, who met in executive session on August 8, 2016 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees, as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio manager, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Trustees noted the experience, length of service and the outstanding reputation of the Fund's portfolio manager, Pierre O. Py, who has managed the Fund since its inception in 2011. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Morningstar, regarding the Fund's performance relative to a peer group of international multi-cap core funds selected by Morningstar (the "Peer Group"). The Board and the Independent Trustees noted the Fund outperformed its Peer Group for the one-year period, and underperformed for the three-year period ending March 31, 2016. The Board also noted that the Fund outperformed the Fund's benchmark, MSCI All Country World Ex US, for both the one-year and three-year periods ending March 31, 2016. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels, noting that the Adviser had extended its waiver of a portion of the Fund's advisory fee in order to maintain a maximum limit of the Fund's expense ratio, although the Fund's current expense ratio is below that limit. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked above the average of those of the Peer Group. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the institutional accounts. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Adviser the general process through

31

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. They noted that the Adviser did not start to earn a profit with respect to the Fund until 2013. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Trustees noted that the Fund has experienced increases in its net assets since inception, they also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) one analyst, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Trustees also considered that the Adviser had foregone the reimbursement for providing certain financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

32

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio manager and portfolio management team, which has produced outstanding returns since inception with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for a one-year period through September 30, 2017.

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2016 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2016	$1,000.00	$1,000.00
Ending Account Value December 31, 2016	$1,083.00	$1,018.60
Expenses Paid During Period*	$6.81	$6.60

*  Expenses are equal to the Fund's annualized expense ratio of 1.30%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2016 (184/366 days).

33

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Trustee and Chairman* Years Served: 5	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Director* Years Served: <1	Consultant. Formerly, CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Trustee* Years Served: 1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. – 1944†	Trustee* Years Served: 5	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Trustee* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Trustee* Years Served: 5	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
J. Richard Atwood – 1960	Trustee* and President Years Served: 5	Managing Partner of the Adviser.	7
Steven Romick – 1963	Trustee* Years Served: 5	Managing Partner of the Adviser.	2
Pierre O. Py – 1976	Vice President & Portfolio Manager Years Served: 5	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.

34

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

(Unaudited) Continued

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Leora R. Weiner - 1970	Chief Compliance Officer Years Served: 2	Managing Director and General Counsel of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.
E. Lake Setzler - 1967	Treasurer Years Served: 5	Senior Vice President and Controller of the Adviser.
Francine S. Hayes - 1967	Secretary Years Served: 1	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

35

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FPA INTERNATIONAL VALUE FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2016 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not applicable.

(c)                                  During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

FPA International Value Fund	2015	2016
(a) Audit Fees	$39,500	$40,883
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$9,000	$9,315
(d) All Other Fees	$-0-	$-0-

(1)                                 Tax fees are for the preparation of the Fund’s tax return(s).

FPA Crescent Fund	2015	2016
(a) Audit Fees	$68,500	$70,898
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$15,900	$16,457
(d) All Other Fees	$-0-	$-0-

(1)                                 Tax fees are for the preparation of the Fund’s tax return(s).

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                                     the registrant’s independent auditors inform the audit committee of the engagement,

(ii)                                  the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)                               the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   0% of services described in each of paragraphs b-d of this items were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 3, 2017

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 3, 2017